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                                                                   Exhibit 10.41

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Askterisks denote omissions.

                                    AGREEMENT

                                       FOR

                      MANUFACTURING AND SUPPLY OF ZILEUTON

               Made as of February 8, 2005 (the "Effective Date")

                                 by and between

CRITICAL THERAPEUTICS, INC., (hereinafter referred to as "CTI"), a corporation duly organized and validly existing under the laws of the State of Delaware with its principal offices at 60 Westview Street, Lexington, MA 02421 USA

                                       and

RHODIA PHARMA SOLUTIONS LTD., (hereinafter referred to as "RPS"), a corporation duly organized and validly existing under the laws of England, with its principal offices at Dudley, Cramlington, Northumberland, NE23 7QG, England

      WHEREAS, CTI and RPS and RPS' affiliate, Rhodia Pharma Solutions Inc. are parties to a certain Confidential Proposal Agreement ANNSEN22032004A dated March 23, 2004, under which RPS and Rhodia Pharma Solutions Inc. provided CTI with certain research and development services concerning the manufacturing of the Compound (as defined below); and

      WHEREAS, CTI and RPS desire to enter into a contract for the supply of commercial scale Compound batches manufactured by RPS at its Manufacturing Site (as defined below), subject to the terms and conditions contained herein.

      NOW, THEREFORE, CTI and RPS hereby agree as follows:

1.0   DEFINITIONS

      Unless otherwise specifically set forth herein, the following terms shall have the meanings set forth below:

1.1   Affiliate

      Shall mean in relation to a party, any other entity controlled, directly or indirectly, by a Party at the time in question or controlling that Party or controlled directly or indirectly by an entity controlling the Party, and where the term "control" means the holding of more than 50% of the equity of an entity or having the right to appoint and/or remove more than 50% of its board of directors or like penultimate governing body.

1.2   Agreement

      Shall mean this Agreement for the Manufacturing and Supply of ZILEUTON and all annexes hereto.

1.3   Annual Contract Volume

      Shall mean for any Calendar Year, the lesser of (i) [**] percent ([**]%) of the commercial scale volume of Compound required by CTI and its Affiliates in that

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      Calendar Year for the manufacture of Drug Products plus any Excess
      Compound Demand that RPS is entitled to produce in accordance with Section 2.1(b)(iii) below, and (ii) the [**] at the Manufacturing Site at Annan during such Calendar Year.

1.4   cGMP

      Shall mean the current good manufacturing practices promulgated by Governmental Authorities and the International Conference on Harmonisation ("ICH"), including ICH guideline Q7A.

1.5   Compound

      Shall mean the compound (+)-1-(1-benzo[b]thien-2-ylethyl)-1-hydroxyurea, also known as zileuton.

1.6   Confidential Information

      Shall mean all information, whether technical or non-technical, trade secrets, discoveries, data, drawings, techniques, documents, models, samples and know-how, whether or not patented or patentable, owned or possessed by a Party on the date of this Agreement or later developed by them that is not in the public domain. CTI's Confidential Information shall include Intellectual Work Product (as defined in Section 8.1 (a).

1.7   Contract Year

      Shall mean each calendar year during the Term hereof beginning upon January 1st and ending upon December 31st of such year.

1.8   Drug Product

      Shall mean any and all pharmaceutical preparations suitable for human use manufactured by or for CTI that contain the Compound.

1.9   EMEA Territories

      Shall mean the European countries of Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden and the United Kingdom, and such other countries as may from time to time become member states of the European Union.

1.10  European Union

      Shall mean the European countries of Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden and the United Kingdom, and such other countries as may from time to time become member states of the European Union.

1.11  Excess Compound Demand

      As defined in Section 2.1(b)(iv) below.

1.12  FDA

      Shall mean the United States Food and Drug Administration, or any successor entity.

1.13  Governmental Approval

      Shall mean all authorizations by the appropriate Governmental Authorities that are required for the manufacture (other than manufacturing facility licenses, approvals, or authorizations), marketing, promotion, and sale of the Compound in the United States and the European Union.

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1.14  Governmental Authority

      Shall mean any national, supra-national, regional, state, or local regulatory agency, department, bureau, commission, council, or other governmental entity in the United States or the European Union involved in the granting of Governmental Approval for the Compound, including, without limitation, the FDA and the EMEA.

1.15  Initial Delivery Period

      Shall mean the period commencing with the Effective Date and ending upon December 31, 2006.

1.16  Manufacturing Site

      Shall mean one or both of RPS' manufacturing facilities located at Dudley, Cramlington, Northumberland, NE23 7QG, England and Three Trees Road, Newbie, Annan, Dumfriesshire, DG12 5QHH, Scotland

1.17  Manufacturing Site Capital Project

      Shall mean the capital build-out projects at the Manufacturing Site at Annan, Scotland required to increase RPS' Compound manufacturing capacity at the Manufacturing Site at Annan from [**] to [**] of Compound per Calendar Year sites, together with the estimated costs and expenses of such project and the estimated project timeline shown on Annex 12 attached hereto.

1.18  Party

      Shall mean CTI or RPS, and when used in the plural form both CTI and RPS.

1.19  Proposal Agreement

      Shall mean the Confidential Proposal Agreement described in the preamble of this Agreement together with any amendments and change orders agreed to in writing between the Parties, a copy of which is attached hereto at Annex 11.

1.20  Quality Agreement

      Shall mean the written quality agreement for the manufacturing of the Compound agreed between the Parties and attached hereto as Annex 9, as such agreement shall be amended from time to time in writing by the Parties.

1.21  Raw Materials

      Shall mean all materials, chemicals and solvents used in the production of the Compound by RPS hereunder.

1.22  Recall

      Shall mean any action by CTI and its Affiliates or RPS and its Affiliates, to recover title or possession or halt distribution, prescription, or consumption of the Compound or any Drug Product sold or shipped to Third Parties. The term "Recall" also applies to Compound or Drug Products that would have been subject to recall if the Compound or Drug Products, as the case may be, had been shipped.

1.23  Seizure

      Shall mean any action by the FDA or other governmental authority to detain or destroy the Compound or the Drug Products or prevent the distribution, prescription, consumption, or release of the Compound or Drug Products.

1.24  Specifications

      Shall mean the specifications for the Compound attached hereto in Annex 1.

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1.25  Supply Chain Introduction Date

      Shall mean the date, for a given drum of Compound that is shipped by RPS hereunder, upon which CTI or CTI's designated agent first breaks the seal of such drum.

1.26  Term

      Shall mean the duration of this Agreement as provided in Section 10.1 hereof.

1.27  Third Party

      Shall mean any party other than CTI and its Affiliates and RPS and its Affiliates.

1.28  Validations

      Shall mean process validation, test method validation, milling validation and cleaning validation, contemplated by the Parties to be undertaken for preparation of the Process Validation Report.

1.29  Process Validation Report

      Shall mean a written report prepared by RPS in consultation with CTI evidencing the repeatability of Compound quality and stability over the production of [**] Compound batches, as required for commercial release of the Compound under applicable Government Approvals, and all Validations and the achievement of any other production validation criteria so required and as the Parties shall mutually agree, and which report shall, subject to Section 10.6, be attached hereto at Annex 10 upon completion and sign off, in writing, by both Parties.

1.30  Validation Schedule and Timeline

      Shall mean the schedule of work and timelines for the Validations and the manufacture by RPS of Phase 1 validation batches of Compound, described at Annex 3 hereto.

1.31  Validation Success Criteria

      Shall mean the criteria agreed between the parties for the Validations and the successful completion of the manufacture by RPS of validation batches of Compound, as set forth in the Validation Schedule and Timeline.

1.32  Vendors

      Shall mean any and all Third Party suppliers of materials, processing services and/or testing services engaged by RPS in connection with this Agreement.

2.0   AGREEMENT SCOPE AND MANUFACTURE AND SUPPLY OF COMPOUND

2.1   (a) Phase 1 - Validation Batches of Compound.

      During the Term, RPS will manufacture at the Manufacturing Site under cGMP [**] validation batches of the Compound from the Manufacturing Site at Dudley and [**] validation batches of the Compound from the Manufacturing Site at Annan in accordance with the Proposal Agreement, the Validation Schedule and Timeline and the Validation Success Criteria. Should any such validation batch be prepared under conditions determined not to meet the Validation Success Criteria to the mutual satisfaction of the Parties, RPS shall manufacture a new validation batch or batches. The price for these Phase 1 validation batches of Compound is set forth in the Proposal Agreement; provided, however, that CTI shall only be responsible for paying for the [**] validation batches from the Manufacturing Site at Dudley and the [**] validation batches from the Manufacturing Site at Annan as outlined in the

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      Proposal Agreement regardless of how many validation batches are needed to be produced to achieve [**] validation batches that meet the Validation Success Criteria. Further, the foregoing price shall be inclusive of the cost of the Process Validation Report and all validation batches, excluding the cost of the milling part of the Validations to the extent any milling is done by a Third Party, in which case, the cost of such milling by a Third Party shall be the sole responsibility of CTI. For the milling validation part of the Validations, the extent of the milling required of Compound from the foregoing validation batches, including, but not limited to, how much Compound to be milled and the timing thereof, shall be determined by CTI, in its reasonable discretion, in consultation with RPS.

      (b) Phase 2 - Commercial Batches of Compound.

      (i) Price: The price for commercial scale batches of Compound shall be US$[**] per kilo, [**] (per INCOTERMS 2000), during the Initial Delivery Period. The foregoing price is inclusive of CTI's obligation to [**], but not more than $[**], of (i) any costs and expenses incurred by RPS in connection with the work described in the Manufacturing Site Capital Project Project and (ii) the reasonable out-of-pocket cost of [**] any such capital improvements that RPS must undertake, provided that CTI performs its [**] per Section 2.1(b)(ii) below. The price for commercial scale batches during any Calendar Year thereafter shall vary as provided in Schedule 13 attached hereto depending upon the volume of Compound ordered by CTI for such Calendar Year. The Parties shall meet no less than once a Calendar Year to review Compound pricing under Schedule 13 of this Agreement with a goal of achieving a Compound price of US$[**] per kilo for Calendar Year volumes of Compound equal to or greater than [**] metric tons, provided that no adjustments or changes to Schedule 13 pricing will be binding upon the Partiers absent an amendment to Schedule 13 signed by both of the Parties.

      (ii) Compound Delivery Volumes: Subject to the terms of this Agreement, during the Initial Delivery Period, RPS will manufacture at the Manufacturing Site under cGMP, and CTI will purchase, [**] metric tons of commercial scale batches of Compound Subject to the terms of this Agreement, during each Calendar Year after the Initial Delivery Period, RPS will manufacture at the Manufacturing Site under cGMP, and CTI will purchase, the Annual Contract Volume.

      (iii) Orders: If CTI has not already done so as of the Effective Date, CTI will provide RPS with a written, rolling, twenty-four month forecast of its Compound requirements no later than [**] months prior to the first date proposed for delivery by RPS of commercial scale Compound batches hereunder and shall provide an update of such forecast on or before the first [**] thereafter during the Term of this Agreement (e.g., [**]). Such forecasts shall constitute [**] months of firm orders from CTI for the requested volume of Compound and shall then include [**] months of pro forma volumes of Compound and [**] months of Compound delivery planning horizon. The latter [**] months of each such forecast shall be non-binding, subject always to CTI's minimum Compound volume purchase obligations hereunder. RPS shall advise CTI if it cannot meet any of the proposed delivery dates for Compound contained in CTI's newly forecasted [**] within fifteen (15) business days of receiving each [**] updated forecast, and the Parties shall negotiate mutually agreeable alternative delivery dates. For the avoidance of doubt, once RPS has agreed that it can accommodate the delivery dates for the first [**] months of CTI's forecasts delivered as above, RPS shall only be able to object to the delivery dates proposed in the updated forecast next due from CTI for the [**] months immediately following the [**] months of firm orders then pending under CTI's forecast. CTI's forecasts will also forecast the total Compound requirements for CTI and its Affiliates over the forecast period to the extent not reflected in CTI's firm orders. It is understood and agreed between the

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      Parties that, for any Compound needed by CTI for commercial production of
      Drug Product, RPS shall be the sole and exclusive supplier of Compound to CTI and its Affiliates until the end of the Initial Delivery Period.

      (iv) Right of First Refusal: Beginning with the Calendar Year 2007, CTI hereby grants to RPS the right of first refusal to supply CTI and its Affiliates with an additional [**] percent ([**]%) of their total annual Compound requirements above [**] percent ([**]%) of such volume under this Agreement ("Excess Compound Demand"), which right shall be exercisable by RPS for all or any part of such Excess Compound Demand that RPS is capable of producing subject to the capacity limitations at the Manufacturing Site for any such Calendar Year by written notice issued to CTI within fifteen
      (15) days after the date that RPS first receives from CTI firm orders for Compound for that Calendar Year under Section 2.1(b)(iii) above (i.e., forecast due date from CTI of April 1st of each Calendar Year covering the twenty-four (24) month period commencing with July 1st of that year) (the "Exercise Period"). If RPS has received written notice from CTI on or prior to an Exercise Period, containing reasonably detailed information and supporting documents for RPS' evaluation (subject always to any confidentiality obligations to Third Parties to which CTI or its Affiliates may be bound), that CTI and/or one or more of its Affiliates have received a written offer, binding upon a Third Party supplier(s) of Compound, to supply CTI and/or its Affiliates with between [**] percent ([**]%) and [**] percent ([**]%) of its Compound requirements for the succeeding Calendar Year and such offer, or offers on average if there are more than one, evidence a lower price delivered to the final destination designated by CTI than that which will be payable hereunder during such succeeding Calendar Year, taking into account [**], then RPS' right of first refusal for the Excess Compound Demand represented by such offer(s) shall be subject to RPS' agreement to supply such Excess Compound Demand hereunder at a price that is more favorable to CTI than such offered price. If RPS does not exercise its right of first refusal with an agreement by RPS to supply all or any part of such Excess Compound Demand at a price that is more favorable to CTI than the offered price, then CTI shall be free to purchase any Excess Compound Demand so declined by RPS for the relevant succeeding Calendar Year from the Third Party supplier(s) who has made the competitive offer.

      (c) Compound Deliveries

      All deliveries of Compound shall be made by RPS to CTI, either [**]. facility of RPS' Affiliate, Rhodia Pharma Solutions Inc. [**] to the carrier nominated by CTI or its designated agent or [**] (per INCOTERMS
      2000) as the Parties shall agree based upon CTI's firm Compound orders, and title and risk of loss to the Compound shall pass from RPS to CTI upon completion of delivery as aforesaid. CTI shall be the importer of record and shall be responsible for paying all customs duties and any other importation charges and fees on any Compound brought into the United States, including without limitation any [**] that RPS must maintain at [**] per Section 2.1(d) below, but CTI shall not take title to the Compound until delivered to the carrier selected by CTI and/or its designated agent at [**].

      It is expressly understood by the Parties that [**] in the [**] hereunder or [**] agreed between the Parties.

      (d) [**]

      During the Term of this Agreement, RPS agrees to [**], as requested by CTI, an [**] RPS' then-current monthly production capacity of Compound at the Manufacturing

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      Site, or [**] agreed between the Parties ("[**]") to support RPS' [**]
      hereunder; provided, however, that after the milling portion of the Validations is complete, a [**] of the [**] in [**] Compound to be processed by CTI or its designated agents into Drug Product in the United States, as advised by CTI to RPS with appropriate advance notice, shall [**] unless otherwise agreed in writing by the Parties (e.g. if [**] of CTI's [**] are for the processing of Drug Products in the United States, then [**] of the [**] will be [**]). Notwithstanding the foregoing, CTI agrees that RPS will not be obligated to have such [**] until [**], and that [**], RPS shall only be required to [**] a [**] of [**] as a [**].

      CTI further agrees that RPS may supply Compound to CTI [**], including for milling validation as described in section 2.1(a), but shall [**] to the extent necessary to have the [**]; provided, however, the [**] by RPS [**] will, if reasonably required by CTI, be [**] by RPS, at RPS' sole expense, [**] to CTI to [**] that the [**]. Title and risk of loss to Compound [**] shall at all times remain with RPS prior to the delivery to CTI of such Compound by RPS. CTI shall purchase [**] from RPS at the termination of this Agreement for any reason whatsoever, at RPS's cost of [**] unless [**] from CTI to be filled by RPS during the termination periods set forth in Sections 10.2, 10.5 and 10.6 below or as otherwise agreed between the Parties in which case [**] by CTI at the price for [**] hereunder.

      CTI shall be provided with all batch records related to the [**] and shall be agreed between the Parties as contemplated in Section 2.2(b) below.

      (e) Price Adjustments [**]

      After the Initial Delivery Period, RPS shall be allowed to [**] the Compound price each Calendar Year by [**]. By way of example only, if [**], RPS will be entitled to [**] the Compound price [**]. RPS will advise CTI in writing of any such [**] during the term of this Agreement, and will adjust any invoices already submitted to CTI for Compound produced during the new Calendar Year that do not reflect such [**] and shall submit a [**] to the next succeeding Compound invoice following such written notice to CTI. [**]

      (f) Price Adjustment for [**]

      In the event that RPS [**] the cost of the [**] Compound hereunder to a price, delivered to the Manufacturing Site, to [**], whether through the [**] or otherwise, then [**] percent ([**]%) of such [**] shall be [**] through [**] the purchase price per kilogram for the Compound.

2.2 (a) All Compound shall be manufactured to meet the Specifications indicated in Annex 1. Any reasonable changes in Annexes 1, 2, 4, 5, 6, 9 and/or 10 provided by CTI, or required due to new or changed governmental laws rules or regulations that come into force during the term hereof, shall be adopted and the relevant Annex shall be amended by a signed written amendment to this Agreement to reflect the change, provided that CTI shall reimburse RPS, on terms designated by RPS, for any and all increased costs and expenses that RPS incurs to produce Compound in compliance with such changes. In the event that RPS wishes, in its reasonable discretion, to amend Annexes 1, 2, 4, 5, 6, 9 and/or 10, RPS shall provide such proposed amendment to CTI and the terms of such changes will be evidenced in a signed, written amendment to this Agreement negotiated between CTI and RPS and the costs and expenses of producing Compound in compliance with such changes shall be for RPS account. All Raw Materials and intermediates necessary for the manufacturing by RPS of the Compound at the Manufacturing Site will be supplied by

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      RPS without additional charge to CTI. A list of critical Raw Materials necessary for the manufacture of the Compound by RPS is set forth at Annex 2 hereto.

      (b) Batch records, specifications for Raw Materials and intermediates to be used in the manufacture by RPS of the Compound and the analytical test methods for same will be developed by RPS in consultation with CTI during the Phase 1 stage of this Agreement, and shall be reduced to writing and attached hereto at Annex 4. [**]. All batch record forms, specifications for Raw Materials and intermediates to be used in the manufacture by RPS of the Compound and the analytical test methods for same must be approved in writing by CTI prior to use by RPS, which approval will not be unreasonably withheld or delayed. Any material changes in the batch records, specifications for Raw Materials and intermediates to be used in the manufacture by RPS of the Compound and the analytical test methods for same or equipment specifically used for the Compound by RPS at the Manufacturing Site will require prior written approval by CTI as per the Quality Agreement attached hereto at Annex 9. RPS will provide a Certificate of Analysis and a Certificate of Compliance with cGMP in the forms shown at Annex 5 attached hereto and executed batch record(s) in the then agreed form with each shipment of the Compound hereunder.

      (c) RPS shall follow the Procedures for Release of Compound attached at Annex 6 hereto prior to delivery of any Compound to CTI. The procedures to be followed upon the occurrence of an Out of Specification ("OOS") event are contained in the standard operating procedures ("SOPs") for the Manufacturing Site. Current copies of such SOPs will be provided by RPS to CTI and shall be reviewed by CTI and shall be subject to CTI's approval before implementation in relation to this Agreement, which approval will not be unreasonably withheld or delayed. No new SOP shall be adopted by RPS in relation to this Agreement without the express written approval of CTI, which approval will not be unreasonably withheld or delayed. RPS will promptly provide CTI with any changes to such SOPs that RPS desires to make in relation to this Agreement. Such changes shall be reviewed by CTI and shall be subject to CTI's approval before implementation with respect to this Agreement, which approval will not be unreasonably withheld or delayed. These procedures contain specific timelines for investigation of OOS events. Procedures to be followed for a batch failure due to circumstances other than OOS events shall also be contained in the SOPs for the Manufacturing Site. As outlined in the Quality Agreement, RPS will retain samples of each batch of Compound and samples of all Raw Materials and intermediates used in the manufacturing thereof hereunder for a period of at least five (5) years following the expiry of the last Drug Product incorporating such Compound. Prior to the destruction or disposal of any such retained samples, RPS shall notify CTI and CTI shall have the option to take possession of such retained samples at CTI's expense.

      (d) RPS shall be responsible for conducting an approval program for Vendors utilized by RPS in connection with manufacturing of the Compound as required to comply with cGMP. CTI shall also have the right, but not the obligation, to independently audit the Vendors; provided, however, that, in the case of Vendors of materials used by RPS in the manufacture of the Compound, CTI shall only have such audit right with respect to the Vendors of critical Raw Materials as listed in Annex 2; further provided that RPS will not have any liability to CTI in the event that any such Vendor refuses to permit CTI to conduct such an audit. Where RPS conducts an audit of a vendor, RPS will provide CTI with a copy of RPS' audit procedures and analytical approval process, and any updates or amendments to such procedures and process. CTI shall have the right, during audits of the Manufacturing Site conducted by CTI as permitted hereunder, to review the records for all Vendor audits conducted by RPS. In addition, CTI shall also have the right to

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      review the qualification records (as required by cGMP) of the Vendors for the Raw Materials for the Compound, provided the Raw Materials are produced under cGMP. RPS shall promptly inform CTI in the event of a concern with the quality or manufacturing compliance with respect to a Raw Material used in the manufacture of the Compound and RPS will coordinate with CTI to assure a prompt resolution of any such concern. RPS shall provide CTI with copies of the results of all Vendor audits conducted by RPS upon CTI's request.

      (e) Under no circumstances, shall RPS change a Vendor of critical Raw Materials identified on Annex 2 hereto, or process or testing Vendor without the prior written consent of CTI, which consent shall not be unreasonably withheld or delayed.

2.3 Payment for all Compound purchased from RPS by CTI in accordance with this Agreement, and any other sums that may be payable by CTI to RPS hereunder, shall be made within thirty (30) days after the date of RPS' invoice, by wire transfer in immediately available funds to RPS' bank account set forth in Annex 7 hereto, or as RPS shall otherwise direct payment to be made in writing. RPS will be entitled to charge interest on late payments at the rate of two percent (2%) per annum above the base lending rate charged by HSBC Bank plc prevailing from time to time, both before and after judgment, from the date due until the date cleared funds are received by RPS. RPS shall not invoice CTI for any batch of Compound prior to the issuance of the batch records and the Certificates of Analysis and Compliance for such batch.

2.4 During the term of this Agreement and for a period of at least five (5) years thereafter, RPS shall maintain records of inspection and testing, lab notebooks and procedures made in connection with the Compound manufacturing work conducted under this Agreement. Prior to the destruction or disposal of any such records, RPS shall notify CTI and CTI shall have the option to take possession of such records at CTI's expense. RPS shall provide CTI with the necessary information that would be included in a Drug Manufacturing File ("DMF") or in support of a Chemistry and Master Controls ("CMC") portion of an NDA or equivalent filing so that such information can be included by CTI in its NDA or equivalent filing in the United States, the European Union, or such other location designated by CTI. [**]

2.5 RPS shall keep CTI regularly informed of the status and progress of all stages of Phases 1 and 2 through regular telephone or e-mail updates, [**], and through written summaries. During all periods that RPS is conducting any manufacturing for CTI, RPS shall perform an annual product review, including a review of production history, deviations (if any), OOS events, investigation programs adopted and the outcome of any investigations, any reprocessing conducted, and ongoing stability results, if generated at an RPS site. This review shall comply with section 2.50 of ICH Q7a and a copy shall be provided to CTI one month prior to the regulatory annual report due date. This review shall list all of the changes made during the year that impact on regulatory submissions and also summarize the stability data generated during the year in question. Additional review(s) will be undertaken if necessary to comply with cGMP.

3.0   INSPECTIONS AND CONTROLS

3.1 Subject to confidentiality obligations contained in Section 7, RPS agrees, without additional charge to CTI, to allow inspections of the Manufacturing Site by representatives of CTI or its agents during normal working hours upon prior written notice to RPS, which notice will occur at least three (3) days in advance of the inspection, unless not possible due to an inspection on the same date by a

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      Governmental Authority. RPS shall grant access to such premises and to the documentation necessary for or appropriate to the manufacturing and quality control of the Compound including, but not limited to, full copies of all batch records. During such visits, RPS shall make sure that at least one technical person from its quality assurance/control department and, if reasonably possible, that appropriate RPS product management personnel are present to answer questions or discuss matters of concern with the CTI personnel conducting such audit or inspection.

3.2 RPS shall ensure all relevant and/or critical Compound manufacturing, test and inspection equipment at the Manufacturing Site is maintained under a documented calibration and maintenance program. This includes providing equipment calibration certifications as required.

3.3 RPS will maintain environmental controls, including particulate and bioburden monitoring, pest controls and housekeeping procedures in accordance with cGMP. The use of supplies of process water, air and particulate handling, etc., for manufacture of the Compound, shall be consistent with relevant cGMP specifications and guidelines.

3.4 RPS shall maintain a quality assurance/control department, which is a distinct department separate from manufacturing. RPS quality assurance/control personnel will perform incoming, in-process and finished product inspections, review records, perform line clearance inspections, maintain batch history records, provide batch history records for review and accuracy and completeness and provide product release services, all in accordance with the Quality Agreement and the Procedures for Release of Compound. RPS quality assurance/control personnel will also manage the storage and handling of all Raw Materials and intermediates used in the manufacture of the Compound, as well as any finished batches of Compound, in accordance with the Quality Agreement.

3.5 RPS will promptly notify CTI of any FDA or other material Governmental Authority inspection of the Manufacturing Site related, directly or indirectly, to the Compound, and will promptly provide CTI with a copy of any non-privileged documentation relating to such inspection. CTI shall have the right to communicate at any time with the FDA or any Governmental Authority regarding such matters, provided any such communication is done after consultation with RPS and is coordinated with RPS. CTI will provide appropriate support for any such inspection, including data and information relating to critical parameters and other information relevant to the Compound.

3.6 At all times during the term of this Agreement, each of the Parties shall carry and keep in force a general liability insurance policy, in support of their liability obligations to one another hereunder. The policy maintained by the Parties shall afford limits of not less than five (5) million dollars (US $5,000,000) in the case of CTI, and five million Euros ((euro)5,000,000) in the case of RPS, for each occurrence and not less than seven and a half (7.5) million dollars (US $7.5,000,000) in the case of CTI, and seven and a half (7.5) million Euros ((euro)7,500,000) in the case of RPS, in the annual aggregate in respect of products and completed operations liability. In the event that such policy is written on a claims-made basis, such policy shall provide no less than twelve (12) months extended reporting period from the date of termination of this Agreement. A Certificate of Insurance evidencing RPS' coverage and a Certificate of Insurance evidencing CTI's coverage are attached hereto as Annex 8 hereto.

4.0   WARRANTIES/LIMITATIONS

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4.1   (a) Product Warranty

      RPS warrants and represents that the Compound manufactured by RPS and delivered to CTI shall conform to the Specifications when delivered and be manufactured in accordance with cGMP and all other applicable Governmental Approvals, and was not and will not be adulterated or misbranded while in the possession of RPS (as the terms "adulterated" and "misbranded" are used and interpreted under the U.S. Food, Drug and Cosmetic Act). RPS will maintain at least 25 to 50 grams of the Compound from each batch produced as a retained sample. Such retained sample will be maintained at the Manufacturing Site or other RPS facility and RPS will store such retained sample under storage conditions set forth in the Quality Agreement.

      EXCEPT FOR THE FOREGOING AND RPS' WARRANTY IN SECTION 4.3 BELOW, RPS MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY REPRESENTATION OR ANY WARRANTY THAT USE OF THE PROCESS FOR MANUFACTURE OF THE COMPOUND OR USE OR SALE OF THE COMPOUND, WHETHER OR NOT SUCH COMPOUND IS MADE BY THE PROCESS FOR MANUFACTURE OF THE COMPOUND, WILL NOT INFRINGE THE CLAIMS UNDER ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY.

      (b) Limitations

      RPS'S SOLE LIABILITY AND CTI'S EXCLUSIVE REMEDY IN THE CASE OF COMPOUND DELIVERED HEREUNDER TO CTI THAT DOES NOT MEET THE SPECIFICATIONS SHALL BE, AT CTI'S OPTION, FOR RPS TO USE COMMERCIALLY REASONABLE EFFORTS TO REPLACE THE DEFECTIVE COMPOUND WITH COMPOUND THAT CONFORMS WITH THE SPECIFICATIONS OR FOR RPS TO REFUND THE PURCHASE PRICE PAID TO RPS FOR SUCH NON-CONFORMING COMPOUND. ALL CLAIMS CONCERNING COMPOUND DELIVERED TO CTI HEREUNDER MUST BE MADE IN WRITING RECEIVED BY RPS WITHIN THE EARLIER OF
      (A) NINETY (90) DAYS AFTER THE SUPPLY CHAIN INTRODUCTION DATE AND (B) TWELVE (12) MONTHS AFTER THE DATE OF DELIVERY TO CTI OR ITS DESIGNATED AGENT, FAILING WHICH CLAIM NOTICE SUCH COMPOUND SHALL BE DEEMED ACCEPTED BY CTI "AS IS" AND ALL CLAIMS BY CTI IN RELATION TO SUCH DELIVERED COMPOUND SHALL BE DEEMED WAIVED, EXCEPT IN RESPECT TO DEFECTS IN COMPOUND QUALITY THAT COULD NOT HAVE BEEN DISCOVERED BY CTI PRIOR TO THE EXPIRATION OF THE EARLIER TO OCCUR OF SUCH NINETY (90) DAY AND TWELVE (12) MONTH PERIODS THROUGH THE EXERCISE OF COMMERCIAL DILIGENCE REQUIRED OF MANUFACTURERS OF DRUG END PRODUCTS FOR HUMAN CONSUMPTION FOR SALE IN THE UNITED STATES AND THE EUROPEAN UNION.

      IN NO EVENT SHALL EITHER RPS OR CTI BE LIABLE TO THE OTHER FOR INDIRECT, SPECIAL, CONSEQUENTIAL (INCLUDING WITHOUT LIMITATION LOST PROFITS UNDER SEC. 2-715 OF THE UNIFORM COMMERCIAL CODE), PUNITIVE OR INCIDENTAL DAMAGES IN ANY WAY ASSOCIATED WITH THIS AGREEMENT, REGARDLESS OF THE FORM OR BASIS OF ANY CLAIM OR ACTION.

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      NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE FOREGOING
      LIMITATIONS IN THIS SECTION 4.1(B) (I) DO NOT APPLY TO THE OBLIGATIONS OF THE PARTIES CONTAINED IN SECTION 9 (INDEMNIFICATION) OF THIS AGREEMENT, EXCEPT THAT RPS SHALL HAVE NO LIABILITY WHATSOEVER UNDER SECTION 9 RELATING TO ANY COMPOUND CONCERNING WHICH CTI HAS WAIVED ITS CLAIMS IN THIS SECTION 4.1(B), AND (II) RELIEVE RPS OF ANY LIABILITY UNDER SECTION 5 RELATING TO ANY COMPOUND CONCERNING WHICH CTI HAS WAIVED ITS CLAIMS IN THIS SECTION 4.1(B).

4.2   CTI Use and Non-Infringement Warranty and Covenant

      CTI represents and warrants that it is entering into this Agreement solely to obtain Compound for use by CTI in the manufacturing of Drug Products, and it shall at all times comply with all applicable laws and regulations relating to its activities under this Agreement, and its transportation, export, handling, storage, marketing, sale, and distribution, or any other use of the Compound or any Drug Products. Without limiting the foregoing, in no event will CTI sell any Compound or Drug Product to any Third Party for human consumption prior to the completion of the Validation Report, as contemplated herein. In addition, CTI acknowledges that it has disclosed the CTI Technology to RPS for use in making the Compound and in otherwise performing RPS' obligations hereunder and that RPS will use the CTI Technology for such purpose and CTI further represents and warrants that:
      (i) CTI owns the CTI Technology and/or has the unencumbered right to disclose the CTI Technology to RPS and to authorize use of the CTI Technology by RPS for such purpose, and (ii) to the best knowledge of CTI as of the Effective Date use of any CTI Technology by RPS in the performance of its obligations hereunder, including without limitation RPS' obligations to manufacture (including manufacture of any required intermediate compounds) and sell the Compound, will not infringe the patent rights or any other intellectual property rights of any Third Party, except the rights of Abbott Laboratories in the Abbott Technology, as defined below, under which CTI has secured certain licenses from Abbott Laboratories and has secured the agreement of Abbott Laboratories not to assert such rights against CTI or third parties acting on behalf of CTI, as set forth in the letter of January 28, 2005, from Abbott Laboratories to CTI (the "Abbott Letter"), a copy of which is attached hereto as Annex 14.

      EXCEPT FOR THE FOREGOING, CTI MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND ALL SUCH WARRANTIES ARE EXPRESSLY DISCLAIMED.

4.3   Debarment Warranty

      RPS warrants that it will not knowingly use in connection with the services rendered under this Agreement in any capacity the services of any person debarred under the U.S. Food, Drug & Cosmetic Act or any other similar law or regulation governing drug manufacturing.

4.4   Supply Chain Introduction Date Records

      CTI will maintain, and will cause any of its designated agents to whom Compound manufactured hereunder is delivered to maintain, accurate written records evidencing

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

      the Supply Chain Manufacturing Date for all Compound delivered by RPS hereunder, and CTI will provide RPS with copies of such records promptly upon RPS' request.

5.0   RECALLS AND SEIZURES

      (a)   Information to CTI and RPS

      The Parties shall keep each other fully informed of any notification or other information, whether received directly or indirectly, which might affect the marketability, safety or effectiveness of the Compound or which might result in Recall or Seizure of the Compound or Drug Products. CTI will notify RPS of any Recall or Seizure that is likely to affect the manufacture of the Compound as contemplated hereunder as soon CTI learns of any such information. In the event of any Compound or Drug Product Recall or Seizure, RPS will co-operate as reasonably required by CTI, having regard to all applicable laws and regulations

      (b)   Recall/Seizure

      In the event of any Compound or Drug Product Recall or Seizure arising solely out of RPS' breach of this Agreement, or the negligence or willful misconduct of RPS or its Affiliates, then RPS shall, at the election of CTI, either (i) supply Compound, without charge to CTI, in an amount sufficient to replace (x) the amount of the Compound recalled or seized and (y) the amount of Compound contained in any recalled or seized Drug Product, or (ii) refund to CTI, and/or give credit to CTI against outstanding receivables due from CTI hereunder or receivables to become due from CTI hereunder for purchases of Compound, in amounts equal to the price paid by CTI for the volume of Compound affected by such Recall or Seizure, plus all transportation costs and export and import duties not recovered by CTI in respect of such recalled or seized Compound or Drug Product; provided that RPS will have no liability under this Section 5(b) in the case of any Recall or Seizure relating to Compound concerning which CTI has waived its claims per Section 4.1(b) above.

      (c)   Recall/Seizure Costs and Expenses

      In the event of any Recall or Seizure arising solely from RPS breach of this Agreement or the negligence or willful misconduct of RPS or its Affiliates, then, in addition to its obligations in Section 5(b) above, RPS shall pay CTI's reasonable out-of-pocket expenses incurred in connection with such Recall or Seizure. In the event of any Recall or Seizure where there is comparative fault of the Parties, the cost and expenses resulting from such Recall or Seizure shall be apportioned between the Parties by mutual agreement based upon the percentage of relative fault they bear to one another in respect thereof. All other Recalls and Seizures involving the Compound and/or Drug Products and, notwithstanding anything to the contrary contained in this Article 5, any Recall or Seizure relating to Compound concerning which CTI has waived its claims per Section 4.1(b) above, shall be the sole responsibility and liability of CTI, including without limitation any Recalls or Seizures caused by the fault of Third Parties, and CTI shall pay to RPS any reasonable out-of-pocket expenses incurred by RPS in connection with such Recall or Seizure. It is understood and agreed between the Parties that the costs and expenses concerning which they must reimburse one another under this Section 5 are deemed to be direct damages of the Party entitled to such reimbursement.

6.0   INDEPENDENT CONTRACTOR STATUS

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

6.1 Each of the Parties in performing this Agreement shall be and be deemed to be acting as an independent contractor and not as the agent or employee of the other. Neither RPS nor CTI shall have any authority whatsoever to act as agent or representative of the other party nor any authority or power to contract or create any obligation or liability on behalf of the other party or otherwise bind any other party in any way for any purpose.

7.0   CONFIDENTIALITY

7.1 Each Party shall hold all Confidential Information received from the other Party in strictest confidence and shall use the same level of care to prevent any unauthorized use or disclosure of such Confidential Information as it exercises in protecting its own information of similar nature. A Party shall not disclose any Confidential Information received from the other Party to any third party without the prior written consent of the other Party and shall not use such Confidential Information for any purposes other than the purposes of this Agreement.

7.2 The Confidential Information shall be supplied to the Parties in written form and shall be identified as being confidential and disclosed under the provisions of this Agreement.

7.3 Each Party shall have the right to disclose the Confidential Information of the other Party only to those officers and employees of such receiving Party who need to know it for the purposes of this Agreement. Such disclosure is allowed only on condition that the persons to whom the Confidential Information will be disclosed shall be, by law, contract or other binding undertaking, under confidentiality obligations at least as restrictive as those set out in this Agreement.

7.4   The disclosing Party retains all rights to its Confidential Information.

7.5   The confidentiality obligations of this Agreement shall not apply to:

      a) Confidential Information which at the time of the disclosure is in the public domain; or

      b) Confidential Information which, after disclosure, becomes part of the public domain otherwise than by breach of this Agreement; or

      c) Confidential Information which can be established by reasonable and competent proof to have already been in the receiving Party's possession prior to disclosure and was not acquired, directly or indirectly, from the disclosing Party; or

      d) Confidential Information which a receiving Party shall receive from a third party who has the legal right to disclose it and who would by disclosure not breach, directly or indirectly, any confidentiality obligation to either Party; or

      e) Confidential Information which is released for disclosure by prior written consent of the disclosing Party; or

      f) Confidential Information which has been independently developed by a Party hereto without the use or benefit of Confidential Information received from the other Party; or

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

      g) Confidential Information which is required to be disclosed by law or by order of court of competent jurisdiction, provided that due advance notice is given to the other Party of such a requirement and also such disclosure is then made only to the minimum extent so required.

7.6 The burden of proving that any of the above exceptions is applicable to a Party to relieve it of its liability or obligations hereunder shall be upon the Party claiming such exception(s).

7.7 Notwithstanding anything to the contrary in this Agreement, each Party acknowledges and agrees that the other Party may disclose the terms of this Agreement, and may provide a copy of this Agreement or to include a copy of this Agreement in its public filings with the U.S. Securities and Exchange Commission, NASDAQ or any other party, if the disclosing Party, in its sole discretion, believes such disclosure or filing is required by applicable law or by any rule, requirement or regulation of any governmental entity or regulatory authority, any stock exchange or NASDAQ.

8.0   INTELLECTUAL PROPERTY RIGHTS

8.1 (a) As used herein "Intellectual Work Product" means all inventions, modifications, discoveries, improvements (including, without limitation, process improvements and improvements in analytical methods), processes, techniques, analytical methods, documentation, scientific and technical data, drawings and other information) that is generated as a result of any of the performance by RPS of its obligations hereunder. RPS reserves all rights in and to all present and future documentation, scientific and technical data, processes, test procedures and other information and techniques that are owned, developed or licensed by RPS other than in the performance of its obligations hereunder (the "RPS Technology"). Without limiting the foregoing definition of "RPS Technology", it is expressly understood and agreed that such term shall include any and all intellectual property rights owned, developed or licensed by RPS relating to the [**]. CTI shall not have any rights in any of the RPS Technology, except to the extent that RPS is required to license such RPS Technology to CTI in accordance with the terms of Section 10.7 below.

      (b) The Parties hereto understand and agree that no rights are being conveyed to RPS (or any of its Affiliates) to use any CTI Technology (as hereafter defined) for any purpose other than the sole purpose of manufacturing the Compound for CTI in accordance with the terms of this Agreement. As used herein, "CTI Technology" means all present and future documentation, scientific and technical data, processes, test procedures, information, techniques, technology, patents, patent rights, inventions and other intellectual property rights that are owned, developed, or licensed by CTI, including, without limitation, certain patents and technology of Abbott Laboratories for manufacturing the Compound and/or manufacturing any starting or intermediate materials for use in making the Compound (the "Abbott Technology") licensed by CTI.

8.2 (a) RPS acknowledges that CTI shall be the sole and exclusive owner of all Intellectual Work Product. In consideration of the covenants contained herein, and for other good and valuable consideration set forth herewith, RPS hereby assigns and transfers to CTI and its successors and assigns all right, title and interest that RPS has or may later acquire in and to such Intellectual Work Product under copyright, patent, trade secret and trademark law. Such assignment includes the assignment of the entire right, title and interest in and to all applications for letters patent and any and all letters patent or patents in the United States of America and all foreign countries which may be granted on and in connection with such Intellectual Work Product.

      (b) RPS agrees to cooperate with CTI so that CTI may enjoy to the fullest extent the entire right, title and interest in and to the Intellectual Work Product. In connection therewith, RPS agrees to execute, if necessary, additional papers and documents and to take all actions requested by CTI in order to (a) further evidence ownership of Intellectual Work Product by CTI and its successors and assigns and (b) allow CTI to procure, maintain and enforce all letters patent and intellectual property rights to the Intellectual Work Product. CTI agrees to reimburse RPS all reasonable costs in relation to the production of such additional papers and documents.

8.3 CTI hereby grants to RPS a non-exclusive, royalty-free, license to use any and all CTI Technology provided by CTI to RPS in connection with this Agreement and the Proposal Agreement for use by RPS in the performance of its obligations under this Agreement. Except as specifically described in this Agreement, no right, title, interest, or license in or to any trademark, patent, copyright or service mark or symbol or any other intellectual property right of a party is granted to the other party under this Agreement. CTI hereby covenants and agrees to maintain at its sole cost and expense the validity of the licenses referred to in the Abbott Letter (the "Licenses") to the extent necessary for RPS to have valid and enforceable rights at all times under the license granted by CTI under this Section 8.3 to use the CTI Technology, including the Abbott Technology, to manufacture, sell, and deliver Compound to CTI as contemplated hereunder. In addition, CTI agrees to provide RPS with written notification as soon as possible of any actual or prospective termination of the Licenses for any reason.

9.0   INDEMNIFICATION PROVISIONS; FORCE MAJEURE; ARBITRATION

9.1 CTI will indemnify and hold harmless RPS, its affiliates, any present or future parent or subsidiary of them, and their respective officers, directors, employees, counsel, agents and affiliates (the "Indemnified RPS Parties") against any and all losses, liabilities, damages, costs and expenses incurred in defending against any litigation, commenced or threatened, or any claim (including, but not limited to, reasonable attorney fees and any and all reasonable expenses), and all amounts reasonably paid (with RPS' prior written consent) in settlement of any claim or litigation, commenced or threatened ("Losses"), to the extent such Losses arise out of (i) the breach of any of CTI's representations, warranties, or covenants contained in this Agreement, (ii) any negligent act or omission or willful misconduct of CTI in relation to this Agreement, (iii) the storage, handling, transportation of the Compound by CTI or the use by CTI of the Compound in the manufacture of Drug Products,
      (iv) Recalls or Seizures for which CTI is responsible under Article 5 hereof, (v) the promotion, marketing, distribution and sale, whether directly or through distributors, of the Compound purchased hereunder or any Drug Product, or (vi) any claim that (a) making, using, importing, offering for sale, or selling the Compound, or (b) making or using any starting or intermediate material that is required to be made and/or used in order to make the Compound in accordance with the CTI Technology, or
      (c) using the CTI Technology to make the Compound infringes the intellectual property rights of any Third Party; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL CTI HAVE ANY OBLIGATION TO INDEMNIFY OR HOLD HARMLESS ANY OF THE INDEMNIFIED RPS PARTIES TO THE EXTENT THAT RPS OR ANY INDEMNIFIED RPS PARTY, IS IN ANY WAY RESPONSIBLE BY NEGLIGENT OR WILLFUL ACT FOR SUCH LOSSES (EXCLUDING, FOR THE AVOIDANCE OF DOUBT,

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

      COMPOUND CONCERNING WHICH CTI HAS WAIVED ITS CLAIMS PER SECTION 4.1(B) ABOVE).

9.2 RPS will indemnify and hold harmless CTI, its affiliates, any present or future parent or subsidiary of any of them, and their respective officers, directors, employees, counsel, agents and affiliates (the "Indemnified CTI Parties") against any and all losses liabilities, damages, costs and expenses incurred in defending against any litigation, commenced or threatened, or any claim (including, but not limited to, reasonable attorney fees and any and all reasonable expenses), and all amounts reasonably paid (with CTI' prior written consent) in settlement of any claim or litigation, commenced or threatened ("Losses"), to the extent such Losses arise out of (i) the breach of any of RPS' representations, warranties, or covenants contained in this Agreement, (ii) any negligent act or omission or willful misconduct of RPS in relation to this Agreement, (iii) the storage, handling or use of any Raw Materials or intermediates used in the manufacture of the Compound hereunder or any storage or handling of the Compound, (iv) Recalls or Seizures for which RPS is responsible under Article 5 hereof; PROVIDED, HOWEVER, THAT, IN ADDITION TO THE EXCLUSION OF LIABILITY FOR RPS IN INDEMNITY CONCERNING COMPOUND FOR WHICH CTI HAS WAIVED ITS CLAIMS PER SECTION 4.1(B) ABOVE, IN NO EVENT SHALL RPS HAVE ANY OBLIGATION TO INDEMNIFY OR HOLD HARMLESS ANY OF THE INDEMNIFIED CTI PARTIES TO THE EXTENT THAT CTI OR ANY INDEMNIFIED CTI PARTY, IS IN ANY WAY RESPONSIBLE BY NEGLIGENT OR WILLFUL ACT FOR SUCH LOSSES.

9.3   Conditions of Indemnification

      With respect to any indemnification obligations of either Party to the other Party under this Agreement, the following conditions must be met for such indemnification obligations to become applicable:

      a) The indemnified Party shall notify the indemnifying Party promptly in writing of any claim which may give rise to an obligation on the part of the indemnifying Party hereunder;

      b) The indemnifying party shall be allowed to timely undertake the sole control of the defense of any such action and claim, including all negotiations for the settlement, or compromise of such claim or action at its sole expense; provided that in no event will the indemnifying Party enter into any settlement or compromise of an indemnified claim without the indemnified Party's prior written consent;

      c) The indemnified Party shall at its sole expense render reasonable assistance, information, cooperation and authority to permit the indemnifying Party to defend such action.

9.4   Force Majeure

      Neither party shall be liable to the other for damages of any sort arising from any delay or default in such party's performance hereunder caused by events or conditions beyond such party's reasonable control and which such party is unable through the exercise of due diligence to prevent, including, but not limited to, acts of nature, government action, war, civil commotion, destruction of public utilities or synthesis or production facilities or materials by earthquake, explosion, fire, flood or storm ("Force Majeure"). Each party agrees promptly to notify the other party of any event of Force Majeure and to employ all reasonable efforts toward prompt resumption of its performance when possible. If Force Majeure prevents performance by one party of its obligations hereunder in whole or in part for more than thirty (30) days, the other party shall have the right to terminate any remaining

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

      Phase or Phases of the Project or the remainder of this Agreement upon written notice to the non-performing party. In no event shall Force Majeure affecting RPS obligate RPS to procure supplies of Product for CTI from alternate suppliers, or to allocate its available manufacturing resources and product supplies in other than a fair and reasonable manner giving equal consideration to the internal manufacturing needs of RPS and its Affiliates and to the needs of CTI and RPS' other regular customers whether or not they are then under contract. However, if an event of Force Majeure prevents RPS from providing Compound to CTI, RPS shall provide any reasonable assistance required by CTI in establishing a new supplier of the Compound, at CTI's sole cost and expense.

      Notwithstanding anything to the contrary in the immediately preceding paragraph of this Section 9.4, it is understood and agreed that any action by the British Health and Safety Executive, or other governmental body having jurisdiction, not brought about due to the negligence or willful misconduct of RPS and that requires RPS, in its reasonable judgment, to curtail, delay, suspend or cease the manufacturing of the Compound due to health, safety or environmental issues associated with the use of CTI Technology to manufacture Compound at the Manufacturing Site will be deemed to be an event of Force Majeure within the terms of such preceding paragraph.

9.5   Arbitration

      Any controversy or claim arising under this Agreement, or the breach thereof which cannot be settled amicably within a period of two (2) months after the date of notification, by registered mail, of the controversy or claim by one Party to another shall be settled exclusively by arbitration in Boston, Massachusetts, in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce ("ICC") then in effect, such arbitration to occur before a single arbitrator mutually agreeable to both parties; provided however that, in urgent situations in which time is of the essence to obtain proper remedies, the rights of the Parties to bring claims or actions in Courts of law shall remain unimpaired. The arbitrator shall render his/her decision within thirty
      (30) days of the completion of the hearing, and may, in his/her discretion, award costs and expenses (including attorneys' fees) to the winning Party. The judgment and award of the arbitrator shall be final and binding and may be entered in any court having jurisdiction thereof, or application may be made to such court for judicial acceptance of any award or an order of enforcement, as the case may be. Under no circumstances shall the arbitrator be authorized to award punitive or multiple damages, including but not limited to federal or state statutes permitting multiple or punitive damage awards, except to the extent that a party entitled to indemnification under Section 9 above is finally determined to be liable to a Third Party for such damages and the arbitrator awards recovery of such damages to the indemnified party under the terms of Section 9. Any purported award of punitive or multiple damages or of other damages not permitted under this Agreement shall be beyond the arbitrator's authority, void, and unenforceable. RPS and CTI shall share equally the fees and expenses of the arbitrator. It is further understood between the parties that both the arbitration proceeding and the arbitration award will be confidential and kept confidential by the arbitrator, the ICC and the Parties, except for such disclosure as may be required to comply with legally required corporate disclosure and disclosure to shareholders, investors, alliance partners, accountants, attorneys and financial advisors of the disclosing party.

10.0  TERM AND TERMINATION

10.1 This Agreement shall enter into force as of the Effective Date of the Agreement and, unless earlier terminated, shall continue in full force and effect through December 31, 2009, and this Agreement shall automatically renew for successive Contract Years

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

      thereafter (collectively the "Term") at the Compound price last in effect in the immediately preceding Contract Year, unless RPS provides CTI with not less than eighteen (18) months prior written notice of cancellation of this Agreement.

10.2 CTI shall have the right to terminate this Agreement for any reason upon twelve (12) months advance written notice to RPS, provided that CTI may not terminate this Agreement prior to January 1, 2008 through the exercise of its termination right under this Section 10.2 for the purpose of replacing RPS as the exclusive supplier of Compound to CTI and its Affiliates during the Initial Delivery Period and/or as the supplier of the Annual Contract Volume to CTI and its Affiliates through December 31, 2007.

10.3 Sections 4, 5, 8, 9, and 13 shall survive any termination of this Agreement. The obligations under Section 7 of this Agreement shall terminate five (5) years after the termination of this Agreement.

10.4 Either Party shall have the right, without prejudice to any other rights or remedies available to it, to terminate this Agreement for cause with immediate effect by written notice to the other Party in any of the following events:

      a) The other Party defaults in the performance of any of its material obligations under this Agreement and such default continues unremedied for thirty (30) days from the date that written notice of such default is delivered to the defaulting Party, except that such cure period shall (i) be limited to ten (10) business days from the date of delivery of such notice in the case of a payment default and
            (ii) not be available to CTI in the case of a breach by CTI of any of its covenant to maintain the Licenses contained in Section 8.3 here above;

      b) The other Party intentionally makes (or is discovered to have intentionally made) any material false representations in connection with this Agreement;

      c) Any of the representatives of the Parties engages in (or is discovered to have engaged in) fraudulent, criminal or negligent conduct in connection with this Agreement;

      d) The other Party files a petition in bankruptcy, has a petition in bankruptcy involuntarily filed against it, is adjudicated a bankrupt, files for reorganization, is placed in liquidation, makes a general assignment for the benefit of its creditors (other than a solvent financial reorganization), becomes insolvent or is otherwise unable to fulfill its payment obligations generally as they become due.

10.5 CTI may also terminate this Agreement at any time upon six (6) months prior written notice to RPS in the event that CTI terminates its plans to commercialize the Compound for all therapeutic indications, whether human or veterinary.

10.6 Notwithstanding anything to the contrary herein contained, the Parties may terminate this Agreement if the Parties, together, determine that one or more of the Validations concerning the Compound as required under applicable Governmental Approvals, including without limitation the repeatability of the manufacturing process and other requirements under applicable cGMP, is not feasible.

10.7  Consequences of Termination

      (a) Promptly after notice of termination from either Party under any provision of Section 10.5 and 10.6, CTI and RPS shall meet to discuss and agree in writing upon a manufacturing wind down plan for this Agreement ("Wind Down Plan"). Such Wind Down Plan shall include, among other things, a mutually agreeable quantity of Compound that RPS will continue to manufacture during the termination period, if any; provided however,that in the event of a termination by CTI under Section 10.5, at a minimum, RPS shall be entitled to complete the manufacturing of all Compound work-in-progress at the time CTI's notice of termination is received by RPS. In the case of termination by CTI under Section
            10.2 or by RPS under Section 10.1 the Parties shall also meet to agree on a Wind Down Plan, provided, however, that each of the Parties shall be expected to carry out their respective Compound manufacturing, sale, and purchase obligations hereunder through the applicable termination date without any reduction in the volume of Compound required to be so manufactured, sold and purchased.

      (b) In the event of a termination by CTI under Section 10.5, CTI will pay to RPS the price applicable hereunder for all Compound manufactured by RPS hereunder prior to receipt of CTI's termination notice (including without limitation all validation batches and [**]), for all additional Compound that has been agreed by the Parties in the Wind Down Plan to be made during the termination period, if any, and, if none, then CTI will purchase all Compound manufactured from work-in-progress at the time CTI's termination notice is received by RPS at RPS's cost; provided, however, that CTI shall not be obliged to purchase any minimum additional volume of Compound to be produced during such termination period as might be required under the terms of Section 2.1(b) unless CTI wishes to do so in its sole discretion;

      (c) In the event of a termination by CTI under Sections 10.2 or 10.5, CTI will reimburse RPS for its cost of unused Raw Materials and intermediates to the extent that RPS is not able to cancel an order for or resell any of such Raw Materials and intermediates to Third Parties. Upon the request of CTI, RPS shall deliver all such Raw Materials and intermediates to a location indicated by CTI, at CTI's sole cost and expense;

      (d) In the event of a termination by CTI under Sections 10.2 or 10.5, CTI will reimburse RPS for all other out-of-pocket costs and expenses reasonably incurred by RPS due to the early termination of this Agreement by CTI, including without limitation any cost associated with the cancellation of contracts for supplies, materials and services purchased by RPS in reliance upon this Agreement running for its full Term and will reimburse RPS for [**]-percent ([**]%), or such lesser percentage as mutually agreed at the time (taking into account, among other things, the amount of Compound purchased by CTI as of the date of the notice of termination and the extent of the capital work already completed), of (i) any costs and expenses incurred by RPS in connection with the work described in the Manufacturing Site Capital Project and (ii) the reasonable out-of-pocket cost of [**] any such capital improvements that RPS must undertake; provided, however, that the combined total of (i) and (ii) shall not exceed US$ [**], and that CTI will have no liability to RPS for such costs in (i) or (ii) if CTI purchases no less than [**] metric tons of Compound hereunder at a price of no less than the Initial Delivery Period price of US$[**] per kilo;

      (e) At CTI's request, RPS shall provide to CTI all Intellectual Work Product documentation and information that is in RPS' possession, including, but not limited to, identification of suppliers of Raw Materials and instructions for the synthesis, processing and analysis of the Compound and shall provide such reasonable assistance needed by CTI to transfer the production of the Compound or any Raw Material to a Third Party ("Technology Transfer");

      (f) In the event that CTI terminates this Agreement under Sections 10.2 or the Parties terminate this Agreement under Section 10.6, CTI shall reimburse RPS for any reasonable out-of-pocket costs and expenses RPS incurs for the Technology Transfer, including without limitation FTE expenses at RPS at the rates then charged by RPS;

      (g) In the event that RPS terminates this agreement under Section 10.1, CTI shall not be obligated to reimburse RPS for any costs or expenses, including FTE costs, that RPS expends for any Technology Transfer;

      (h) RPS shall grant a fully paid-up, royalty-free, worldwide, perpetual non-exclusive license (with the right to sub-license) to any RPS Technology concerning the manufacturing of the raw material 2ABT; and

      (i) In the event of the termination of this Agreement under Section 10.6, CTI's sole liability shall be for the payment to RPS of (i) the purchase price for the validation batches of Compound produced by RPS per Section 2.1(a) above and (ii) the purchase price for any commercial scale Compound then produced by RPS under Section 2.1(b) above (including without limitation all validation batches and [**]).

      (j) It is understood and agreed between the Parties that the types of costs and expenses that CTI must reimburse to RPS as described in this Section 10.7 are deemed to be direct damages of RPS, and nothing in this Section 10.7 shall limit RPS' right to recover such costs and expenses as direct damages from CTI in the event of a breach of this Agreement by CTI, including without limitation (i) any costs and expenses incurred by RPS in connection with the work described in the Manufacturing Site Capital Project and (ii) the reasonable out-of-pocket cost of [**] any such capital improvements that RPS must undertake; provided, however, that the combined total of (i) and (ii) shall not exceed the lesser of [**]-percent ([**]%) of such costs and expenses or US$ [**], and that CTI will have no liability to RPS for such costs in (i) or (ii) if CTI purchases no less than [**] metric tons of Compound hereunder at a price of no less than the Initial Delivery Period price of US$[**] per kilo.

11.0  CRITICAL INTERFACES AND NOTICES

11.1 All notices referred to herein shall be sent by prepaid registered mail, by recognized courier service (such as Federal Express), or by facsimile and shall be deemed delivered if sent to the addresses of the respective Parties hereinbelow indicated, or such other address as is furnished by such notice to the other Party.

      Notices to RPS shall be made to:

      RHODIA PHARMA SOLUTIONS LTD.
      Dudley, Cramlington
      Northumberland NE23 7QG
      England
      Attn: Wolfgang Muhs
      Fax: 011 44 191 250 1514
      Phone: 011 44 191 250 0471
      e-mail: wolfgang.muhs@eu.rhodia.com

      with a copy to:

      RHODIA PHARMA SOLUTIONS INC.
      259 Prospect Plains Road
      Cranbury, NJ 08512-7500

      Attn: Marc Caddell
      Fax: 919/662-9755
      Phone: 919/662-8432
      e-mail: marc.cadell@us.rhodia.com

      Notices and invoices to CTI shall be made to:

      CRITICAL THERAPEUTICS, INC.
      60 Westview Street
      Lexington, MA  02421
      USA
      Attn: Chief Financial Officer
      Fax: 781-862-5691
      Phone: 781-402-5700

11.2  Status Updates

      RPS shall keep CTI regularly informed of the status and progress of all Phase 1 and 2 work through regular telephone or e-mail updates, [**] and through written summaries.

11.3  Contact Procedures

      The following individuals shall serve as initial points of contact at RPS and CTI with respect to any questions or occurrences that may arise with respect to the Agreement and the work conducted hereunder:

      RPS CONTACTS:

      Technical Matters: Kim Thomson

      Payment or Financial Matters: Steve Warren

      Business Matters: Marc Caddell/Wolfgang Muhs

      Contract Matters: Gregory Classon, Esq.

      CTI CONTACTS:

      Technical Matters: Carole Varanelli

      Payment or Financial Matters: Frank Thomas

      Business Matters: Steve Basiliere

      Contract Matters: Kirsten A. Anderson, Esq.

11.4  Change Management

      RPS will promptly notify CTI whenever there is a change in management or key personnel connected with the work to be conducted by RPS hereunder.

11.5  Complaint Procedures

      Procedures to address any complaint related to the manufacturing of the Compound are contained in the standard operating procedures (SOPs) for the Manufacturing Site.

11.6  Responsibility for Regulatory Communications

      (a) CTI will have responsibility for initial regulatory communication with the FDA and other Governmental Authorities regarding the manufacture of the Compound.

      (b) RPS will have responsibility for providing back-up assistance and support as requested by CTI in connection with communications with the FDA and other Governmental Authorities regarding the manufacture of the Compound.

12.0  ASSIGNMENT

12.1 This Agreement is deemed personal to CTI and RPS. Neither Party shall, without prior written consent of the other Party, assign this Agreement or any of its rights nor delegate any of its duties or obligations herein; provided, however, that either party shall be entitled to assign its rights under this Agreement to an Affiliate or in connection with the sale of all or substantially all of its business and assets to which the subject matter of this Agreement pertains without the prior consent of the other party so long as the permitted assignee assumes in writing, in form and substance reasonably satisfactory to the non-assigning party, all obligations of the assigning party under this Agreement or the obligations under the specific terms of this Agreement that are the subject of such an assignment.

13.0  MISCELLANEOUS

13.1  Waivers

      Failure of either Party at any time to require strict performance by the other Party of any of the provisions of the Agreement shall in no way affect the right thereafter to enforce the same, nor shall the waiver of any term, provision, covenant or condition hereof be taken or held to be a waiver of any subsequent breach hereof or as nullifying the effectiveness of such term, provision, covenant or condition.

13.2  Counterparts

      This Agreement may be executed in two or more counterparts, which all together shall constitute one instrument.

13.3  Entire Agreement

      This Agreement embodies the entire understanding of the Parties concerning the manufacturing of the Compound from and after the Effective Date and shall supersede all previous communications, representations, or understandings, either oral or written, between the Parties relating to that subject matter hereof; provided that it is expressly understood that this Agreement shall not supersede the Proposal Agreement, and, in respect of such Proposal Agreement: (a) this Agreement supplements the terms thereof and, in particular, shall govern the rights and obligations of the parties to the extent that any validation batches of Compound that are the subject of such Proposal Agreement become commercial batches of Compound after the completion of the requisite Validations hereunder, and (b) in the event of any conflict between the terms of this Agreement and the terms of such Proposal Agreement, the terms of this Agreement shall control.

13.4  Amendments

      No amendments or modifications of this Agreement will be deemed legally binding unless made in writing and signed by both Parties hereto.

13.5  Severability

      In case one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed by amending or limiting such invalid, illegal, or unenforceable provision so as to conform as closely as possible to the intent of the Parties or, if such is not possible, by deleting such provision from this Agreement.

13.6  Annexes

      Should any internal discrepancies or variances occur between this Agreement and its annexes, this Agreement shall take precedence except to the extent that any provision in such annexes specifically cites the provision in this Agreement over which it takes precedence.

13.7  Governing Law

      This Agreement is made under and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to this Agreement.

13.8  Headings

      The headings in this Agreement may not be used in the interpretation of any provisions hereof.

13.9  Use of Names & Publicity

      Except as expressly required pursuant to law, neither Party or its Affiliates will without prior written consent of the other:

      (a) Use in advertising, publicity, promotional premiums or otherwise, any trade name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other Party,

      (b) Represent, either directly or indirectly, that any product or service of one Party is a product or service of the other, or

      (c) In addition to any public announcements allowed under Section 7.7 above, issue or cause to be issued any press release or other announcement or public communication with respect to this Agreement or the transactions contemplated hereby and, in addition to obtaining the other Party's prior consent, the other Party will be consulted concerning the timing and content of such press release, announcement or communication before the same is issued or published.

      IN WITNESS WHEREOF, the Parties hereto through their authorized representatives have executed this Agreement as of the Effective Date.

RHODIA PHARMA SOLUTIONS LTD.

By:       /s/ Nick Green
        ----------------------------------

Title:    President

Date:     2/8/05


CRITICAL THERAPEUTICS, INC.

By:       /s/ Trevor Phillips
        ----------------------------------

Title:    Chief Operating Officer

Date:     2/8/05

                                                                         ANNEX 1

Rhodia Pharma Solutions                              Authorized: /s/ A. Marshall
                                                              13-10-2004

[**] (micronised IR)                                             Page 1 of 4

METHOD OF ANALYSIS                                          No:  6000721/S/2

                      First Issued:             GB/SW
                      Revised & Re-issued       LW/TMS

                      CHANGES SINCE PREVIOUS ISSUE

                      1. Updated following customer review.

Written by:     Checked by:    Authorised by:   Date of Issue:    Review Date:
/s/Joe Tennant /s/Gail Brown  /s/A. Marshall    12-10-2004        October 2006

[LOGO]                                                       Authorised:

QUALITY  DEPARTMENT

[**] MICRONISED (IR)                                         Page:        2 of 4

SPECIFICATION                                                No:          [**]

1.    Appearance

      [**]

2.    Identity by Infra Red Spectrum

      The sample spectrum should compare to that of an authentic reference standard.

3.    Specific Rotation

[**]

4.    Residue on Ignition

[**]

5.    Foreign matter 2% solution in methanol

[**]

6.    Clarity 2% Methanol

[**]

7.    Heavy Metals

[**]

8.    Colour 2% in Methanol

[**]

9.    Particle Size

[**]


10.   Tapped Density

[LOGO]                                                       Authorised:

QUALITY  DEPARTMENT

[**] MICRONISED (IR)                                         Page:        3 of 4

SPECIFICATION                                                No:          [**]

[**]

11.   Water Content

[**]

12.   Assay and Impurity (Identity)

[**]

      Impurities:     [**]
[**]

13.   [**]

      [**].

14.   Residual Solvents

[**]

15.   Crystal Form by XRD

[**]

16.   Salmonella

[**]

17.   E. Coli

[**]

18.   Aerobic Microbial Count

[**]

19.   Surface Area

[LOGO]                                                       Authorised:

QUALITY  DEPARTMENT

[**] MICRONISED (IR)                                         Page:        4 of 4

SPECIFICATION                                                No:          [**]

[**]

20.   Particle Size by laser diffraction

[**]

Rhodia Pharma Solutions                              Authorized: /s/ A. Marshall
                                                              13-10-2004

[**] (micronised IR)                                                Page 1 of 25

METHOD OF ANALYSIS                                           No:    [**]
                                                                    Version 3

                 First Issued:                      GB/SW
                 Revised & Re-issued                GB/TMS
                 Revised & Re-issued                LW/TMS

                 CHANGES SINCE PREVIOUS ISSUE

                 1. Updated following customer review.

Written by:     Checked by:    Authorised by:   Date of Issue:  Review Date:
/s/Joe Tennant /s/Gail Brown  /s/A. Marshall    12-10-2004      October 2006

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  2 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

NOTE THE REFERENCES TO SOP'S CONTAINED WITHIN THE TEXT IN THIS METHOD OF ANALYSIS, ARE SPECIFIC TO THE QC LABORATORY RHODIA PHARMA SOLUTIONS ANNAN. OTHER LABORATORIES USING THIS METHOD SHOULD REFER TO THEIR OWN RELEVANT PROCEDURES

1.          APPEARANCE

      See relevant SOP "use of the G210 colour matching cabinet"

      View the appearance of the sample against a white background noting the presence of any visible impurities.

2.    IDENTITY BY IR

      See relevant SOP " use of the PERKIN-ELMER RX II spectrum FTIR" and "Use of KBr disks"

      Prepare a KBr disc of the sample as per the SOP. Scan the spectrum between 4000 cm(-1) and 400 cm(-1). Alternatively scan a neat sample between 4000cm(-1) and 400cm(-1) using a diamond ATR accessory. Compare the spectrum to that of an authentic reference standard.

3.          SPECIFIC ROTATION

      See relevant SOP "Use of the Polaar 2001 polarimeter".

3.1   Procedure

            NOTE: Procedure must be performed at 25 degrees C.

      Weigh 100mg of sample into a 10ml volumetric flask, dissolve and dilute to volume with methanol, transfer this solution into a 1dm micropolarimeter tube and determine the angular rotation of the solution. Carry out a blank determination using methanol and correct the sample readings accordingly.

3.2   Calculation

Specific rotation = (sample rotation degrees - blank rotation degrees) x 100
                     ------------------------------------------------------- x 100
                      1(dm) x (100 - moisture) x (sample weight g/100ml)

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  3 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

4.    RESIDUE ON IGNITION

      See relevant SOP "Use of the muffle furnace".

4.1   Procedure

      Pre-treat a clean porcelain crucible with sulphuric acid at 600 degrees C + or - 25 degrees C overnight, allow to cool and record the weight. Accurately weigh 1-2g of sample into the crucible. Heat gently until thoroughly charred, do not allow the sample to ignite into flames. Moisten the residue with 1ml of sulphuric acid and heat gently until no white fumes are produced. Ignite at 600 degrees C + or - 25 degrees C in a muffle furnace until all of the carbon is consumed. Allow the crucible to cool for 3 minutes then place into a dessicator and allow to cool to room temperature, reweigh and record the weight.

      Note: the time taken to cool to room temperature should approximate that of the cooling time prior to analysis (approximately 45 minutes) although this will increase if more than one crucible has to be cooled at the same time. Report the result to 1 decimal place.

4.2   Calculation

      % residue on ignition = weight of residue (g) x 100
                              ----------------------------
                                Weight of sample (g)

5.          FOREIGN MATTER 2% SOLUTION IN METHANOL

      Dissolve 0.2g of sample in 10ml of methanol and observe the solution for foreign matter.

6.          CLARITY 2% METHANOL

6.1   Solution Preparations

6.1.1    Hydrazine Sulphate

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  4 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      Dissolve 1.0g of hydrazine sulphate R in 100ml of water, allow to stand for 4 to 6 hours.

6.1.2       Hexamethylenetetramine Solution

      Dissolve 2.5g of hexamethylenetetramine R in 25.0ml of water in a 100ml glass stoppered flask.

6.1.3       Primary Opalescent Suspension

      To the hexamethylenetetramine solution prepared as per 6.1.2 add 25ml of the hydrazine sulphate solution prepared as per 6.1.1. Mix and allow to stand for 24 hours. This has an expiry of 2 months if kept in a glass container free from surface defects. The suspension must not adhere to the glass and must be mixed well before use.

6.1.4       Opalescence Standards

      Dilute 15ml of primary opalescent suspension prepared as per 6.1.3 to 1000ml with water. This has an expiry of 24 hours. Pipette 5ml and 10ml of the opalescence standard suspension into two separate 100ml volumetric flasks and dilute to volume with water. Fill two 50ml colour comparison tubes with each of the standards. These are reference suspensions 1 and 2 respectively.

6.2   Sample Preparation

      Weigh 2g of sample into a 100ml volumetric flask, dissolve and dilute to volume with methanol. Retain this sample for colour test.

6.3   Blank Preparation

      Fill a 50ml colour comparison tube to the mark with methanol.

6.4   Procedure

      View the tubes in diffused daylight 5 mins after preparation. View vertically against a black background such that the blank, reference suspension 1 and reference suspension 2 can be easily distinguished from one another.

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  5 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      A liquid is considered clear if its clarity is the same as the solvent used, or if its opalescence is not more pronounced than that of opalescence reference suspension 1 when examined under the conditions explained above.

7.          HEAVY METALS

7.1   Reagent Preparation

7.1.        Lead Nitrate Solution

      To 100ml of water add 1ml of nitric acid and 159.8mg of lead nitrate. Dissolve and dilute with water to 1000ml (prepare and store in glass containers).

7.1.2       Standard Lead Solution

      Dilute 10.0ml of lead nitrate stock solution to 100.0ml with water.

7.1.3       pH 3.5 acetate buffer

      Dissolve 25.0g of ammonium acetate in 25ml of water, add 38.0ml of 6M hydrochloric acid, adjust the pH to 3.5 using 6M hydrochloric acid or 6M ammonium hydroxide. Dilute with water to 100ml and dissolve.

7.1.4       Thioacetamide TS

      Dissolve 4g of thioacetamide in 100ml of deionised water.

7.1.5       1.0M Sodium Hydroxide

      Prepare from "convols" or other material Available from chemical suppliers.

7.1.6       Glycerin base TS

      To 200g of glycerol (glycerin) add deionised water and bring the weight to 235g. Add 140ml of 1.0M sodium hydroxide and 50ml of deionised water.

7.1.7       Thioacetamide Glycerin Base TS

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  6 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      Mix 0.2ml of thioacetamide TS and 1ml of glycerin base TS and heat in a boiling water bath for 20 seconds. Use the mixture immediately.

7.1.8       1N (1M) acetic acid

      Available preprepared from chemical suppliers

7.1.9       6N (6M) Hydrochloric Acid

      Dilute 51mls of conc hydrochloric acid to 100mls with deionised water.

7.1.10      6N (6M) ammonium hydroxide

      Dilute 33.6mls of "880" (Sp gr 0.88) ammonia to 100ml with deionised water".

7.2   Standard Preparation

      Pipette 2ml of standard lead solution into a 50ml colour comparator tube and dilute to 25ml with water. Adjust to between pH 3.0 and 4.0 with 1M acetic acid or 6M ammonium hydroxide and, dilute to 40ml with water and mix.

7.3   Sample Preparation

      Transfer 1g of sample into a crucible, wet sample with sulphuric acid and ignite at low temperature until thoroughly charred.

      Add 2ml of nitric acid and 5 drops of sulphuric acid to the crucible, heat cautiously until white fumes are no longer produced. Ignite in a muffle furnace at 600 degrees C +/- 25 degrees C until all the carbon is burned off.

      Cool in a dessicator, add 4ml of 6M hydrochloric acid, cover and digest on a steam bath for 15 minutes, uncover and evaporate to dryness on a steam bath.

      Moisten with 1 drop of hydrochloric acid and add 10ml of hot water and digest for 2 minutes.

      Add 6M ammonium hydroxide dropwise, until the solution is just alkaline. Dilute contents to 25ml with water, adjust the pH to between 3.0 and 4.0 with 1M acetic acid.

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  7 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

         If necessary, filter the solution, wash the crucible and the residue with 10ml of water, pour the filtrate into a graduated 50ml colour comparator tube, dilute to 40ml and mix well.

7.4      Procedure

         To each tube add 2ml of pH 3.5 acetate buffer and 1.2ml of thioacetamide-glycerin base TS. Dilute each tube to 50mls mix and stand for 2 minutes. View downwards over a white surface. The colour of the sample solution should not be darker than that of the standard.

8.          COLOUR 2% IN METHANOL

8.1   Solution Preparation

      NOTE The reference colour standards B6 and BY6 can be purchased from chemical suppliers and should be accompanied with certification, or alternatively they can be made by the method shown below

8.1.1       Yellow Solution

      Dissolve 46g of ferric chloride R in about 900ml of a mixture of 25ml of hydrochloric acid R and 975ml of water (0.3N hydrochloric acid) and dilute to 1000ml with this mixture.

      Place 10ml of solution, 15ml of water, 5ml hydrochloric acid R and 4g of potassium iodide into a 250ml stoppered conical flask. Allow to stand in the dark for 15 minutes and add 100ml of water.

      Titrate the liberated iodine with standardised 0.1N sodium thiosulphate. Towards the end of the titration when the solution is a light yellow colour (about 16ml) add 0.5ml of starch indicator, continue the titration until the blue colour has gone.

      Calculate the concentration of the solution using the following equation:

      FeCl(3)6H(2)0(mg/ml) = mls of Na(2)S(2)0(3) x N of Na(2)S(2)0(3) x 27.03mg

            Adjust the concentration to within 10% of 45mg/ml by diluting with 0.3N hydrochloric acid using the calculation below.

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  8 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      ml of 0.3N HCl per 100ml of yellow solution = 100 -       4500
                                                          --------------------
                                                           FeCl(3)6H(2)0 mg/ml

8.1.2       Red Solution

      Dissolve 60g of cobalt chloride R in about 900ml of a mixture of 25ml of hydrochloric acid R and 975ml of water, dilute to a 1000ml with the same mixture.

      Place 5ml of the solution, 5ml of dilute hydrogen peroxide and 10ml of 30% w/v sodium hydroxide into a 250ml ground glass stoppered flask.

      Boil gently for 10 minutes, allow to cool and add 60ml of dilute sulphuric acid and 2g of potassium iodide.

      Close the flask and dissolve the precipitate by shaking gently.

            Titrate the liberated iodine with standardised 0.1N sodium thiosulphate. Towards the end of the titration (about 12ml) add 0.5ml of starch indicator, continue the titration until the solution turns pink and an end point has been reached.

      Calculate the concentration of the solution using the following equation.

    mg/ml Co(11)Cl(2) = ml of Na(2)S(2)0(3) x N of Na(2)S(2)0(3) x 23.79mg/0.5ml

      Adjust the concentration to within 10% of 59.5mg of C0Cl(2)6H(2)0 per ml by diluting with 0.3N hydrochloric acid using the calculation below:

   ml of 0.3N hydrochloric acid per 100ml red solution = 100 - 5950
                                                               -----------------
                                                               mg/ml Co(11)Cl(2)

8.1.3       Blue Solution

      Dissolve 63g of copper sulphate R in about 900ml of a mixture of 25ml hydrochloric acid and 975ml water, dilute to 1000ml with the mixture.

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  9 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      Place 10ml of solution, 50ml of water, 12ml of dilute acetic acid R and 3g of potassium iodide into a 250ml ground glass stoppered conical flask.

      Titrate the liberated iodine with standardised 0.1N sodium thiosulphate. Towards the end point (about 24ml) add 0.5ml of starch indicator, continue titrating until the end point (disappearance of blue to a slight pale brown).

      Calculate the concentration of the solution using the calculation shown below:

      mg/ml CuS0(4)5H(2)0 = mlNa(2)S(2)0(3) x N of Na(2)S(2)O(3) x 24.97mg

      Adjust the solution to within 10% of 62.4mg/ml by diluting with 0.3N hydrochloric acid using the calculation below:

         ml/HCl = 100 -           6240
                          --------------------
                          mg/ml CuS0(4).5H(2)0

8.1.4       0.3N Hydrochloric Acid

      Thoroughly mix together 25ml of hydrochloric acid and 975ml of water.

8.1.5       (0.1M) 0.1N Sodium Thiosulphate

      Prepare from convols or other material available from chemical suppliers.

8.1.6       Starch Indicator

      0.5% prepared from 1% solution obtainable from chemical suppliers.

8.1.7       Dilute Acetic Acid

      Dilute 11.7ml of glacial acetic acid to 100ml with deionised water.

8.1.8       Dilute Hydrogen Peroxide

      Dilute 10.0ml of 30% hydrogen peroxide to 100ml with deionised water.

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  10 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

8.1.9       Dilute Sulphuric Acid

      Dilute 5.5ml of sulphuric acid to 100mls with deionised water.

8.1.10      30% w/v Sodium Hydroxide Solution

      Dissolve 30g of sodium hydroxide in 100ml of deionised water.

8.1.11      1% w/v Hydrochloric Acid

      Dilute 1g of hydrochloric acid to 100ml with deionised water.

8.2   Standard Solution B

      Into a 200ml volumetric flask pipette 30ml of yellow primary solution, 30ml of red primary solution, 24ml of blue primary solution and 16ml of 1% w/v hydrochloric acid.

8.2.2       Standard Solution BY

      Into a 200ml volumetric flask pipette 24ml of yellow primary solution, 10ml of red primary solution, 4ml of blue primary solution and 62ml of 1% w/v hydrochloric acid.

8.3   Reference Standard Solution Preparation

      Note: Prepare reference standards immediately before use.

8.3.1       Reference Standard B6

      Into a 200ml volumetric flask pipette 5ml of standard solution B and 95ml of 1% w/v hydrochloric acid.

8.3.2       Reference Standard BY6

      Into a 200ml volumetric flask pipette 5.0ml of standard solution BY and mix with 95ml of 1% w/v hydrochloric acid.

8.4   Sample Preparation

      See sample preparation for colour test section 6.

8.5   Procedure

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  11 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      Transfer the B6, BY6 reference solutions and the sample solution to identical nestler cylinders. The depth of the layer should be 40mm, compare the solutions in diffused daylight, viewing vertically against a white background.

      The sample solution should not be more intensely coloured than the reference solutions B6 or BY6.

9.          PARTICLE SIZE

      See appropriate SOP "Use of Micron Air-jet sieve".

9.1   Operating Conditions

      Vacuum: not less than 12 inches of water.
      Time: 120 seconds
      Sieve: [**]

9.2   Procedure

      Weigh 3 x 20g of sample.

      Inspect the sieve for defects and cleanliness.

      Assemble the sieve rubber gasket and cover and weigh.

      Place assembled sieve on top of the vacuum unit and test the vacuum top ensure it is within the specified limits.

      Distribute the sample evenly onto the sieve and sieve for 120 seconds, record the initial vacuum to the nearest 0.1 inch of water.

      After the sieve stops, reweigh.

      Using at least one additional sieve repeat the above procedure for the two remaining samples. Report result to 1 decimal place.

9.3   Calculation

         % retained = final weight (g) - tare weight (g)
                      ----------------------------------  x 100%
                               Sample weight (g)

         Where:   final weight = weight of sieve assembly after sieving

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  12 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

            Tare weight = weight of sieve assembly before adding sample

            Sample weight = weight of sample placed on sieve


10.         TAPPED DENSITY

      See appropriate SOP "Use of bulk density equipment".

10.1        Procedure

            Place the empty cylinder on the balance and tare. Add approximately 40g of sample to the cylinder while holding the cylinder at a 30 degrees C angle. Gradually bring the cylinder upright and level the powder, record the weight of sample used. Place the cylinder into the bulk density apparatus and tap 1000 times, record the volume of the sample after tapping is complete and calculate the density. Report result to 2 decimal places.

10.2  Calculation

      Tapped density =   weight of sample (g)
                       -----------------------
                       volume of sample (ml)

11.         WATER CONTENT

      See appropriate SOP "Use of the Mettler DL38 Karl Fischer titrator"

11.1  Procedure

      Following the SOP, use a sample weight of 0.90 - 1.10g and methanol as the carrier solvent. Determine the water content % w/w in duplicate. Report the mean result to 1 decimal place

12.         ASSAY AND IMPURITY (IDENTITY)

      See relevant SOP "Use of HP1100 series HPLC system".

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  13 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

12.1  Conditions

[**]

12.2  Mobile Phase and Diluent Preparation

[**]

12.3  Gradient Program

[**]

12.4  Impurities Reference Solution (stable for [**])

[**]

[LINE GRAPH]

      [**]
[LINE GRAPH]

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  14 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      [**]

[LINE GRAPH]

12.10       Integration

      ONLY INTEGRATE UP TO 90 MINS. Integrate all impurities greater than 0.01% of the main [**] peak area. For any impurities that are not weighed out in the impurity standard calculate the impurity content as per the assay calculation using the [**] peak area and weight and the relevant RF for the imp from section 12.9.

12.11       Manual Calculations

        %recovery =    Area std 2 x weight imp in Std 1 x 100
                    Mean area std 1 weight imp in Std 2

        Assay (%w/w) = Area(sample) x Weight of std (mg) x reference purity x RF
                          Mean area (std1) weight of sample (mg)

        Assay anhydrous =             Assay x 100
                               -----------------------
                                100 - % water content

Weighed Impurity content (%w/w)  = Area(sample) x weight of impurity (mg) x 1 x Reference purity
                                   -------------------------------------------------------------
                                             Mean area (std1) weight of sample (mg) 100

      [**]

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  15 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      The identity shall be positive if the retention time of the [**] resembles that of an authentic reference standard within +/- 0.5 mins.

13.         [**] DETERMINATION

[**]

[LINE GRAPH]

[**]

[LINE GRAPH]

[**]

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  16 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

[LINE GRAPH]

13.11       Manual Calculations

     % Recovery of STD 2 =     area std 2  x  weight std 1  x 100
                              --------------------------------------
                                   Mean area std 1 weight std 2

     [**](ppm)  = area (sample) x std weight (mg) x 5 x reference purity
                  -------------------------------------------------------
                        Mean area (std1) sample  weight (mg)

14.         RESIDUAL SOLVENTS

      See relevant SOP "Use of HP5890 and HP6890 series gas chromatographs".

14.1  GC Conditions

[**]

14.2     Headspace Conditions

[**]

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  17 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

[LINE GRAPH]

[**]

[LINE GRAPH]

14.9  Manual Calculations

      % recovery std 2 =   R std 2
                         ------------
                         Mean R std 1

     Response ratio (R ) analyte  = area analyte
                                    -------------
                                      area ISTD

    Solvent content (% w/w) = R sample  x weight of std (g) x 1 x 2 x purity
                              ------------------------------------------------
                                    R std weight of sample (g) 100   100

            Weight of standard (g) = vlme taken (ml) x specific gravity

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  18 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

      [**]

15          XRD

      This analysis shall be performed by the Analytical Development Group, Rhodia Pharma Solutions, Dudley.

      See appropriate SOP "Philips X'pert X-Ray Diffractometer

      [**]

16.   SALMONELLA

      Analysis will be performed by an external laboratory.

17.   E COLI

      Analysis will be performed by an external laboratory.

18.   AEROBIC MICROBIAL COUNT

      Analysis will be performed by an external laboratory.

19.   SURFACE AREA

      This will be carried out by an external laboratory.

20.         PARTICLE SIZE (BY LASER DIFFRACTION)

      When required this analysis will be carried out by an external laboratory

[LOGO]                                                       Authorized:

[**] (MICRONISED IR)                                         Page  19 of 19

METHOD OF ANALYSIS                                           No:   [**]Version 3

21.   HANDLING INFORMATION

     CHEMICAL                   RISK CATEGORY     HANDLING CATEGORY
----------------------          -------------     -----------------
Zileuton ([**])                 12                C
Methanol                        1,2,12            B
Sulphuric acid                  2,12              D1
Hydrazine sulphate              2,5,6,12          D1
Hexamethylenetetramine          2,4,5,12          D1
Nitric acid                     1,2,12,13         D1
Lead nitrate                    1,2,6,9,12        C
Ammonium acetate                2,12              B
Hydrochloric acid               1,2,1,2,13        D1
Acetic acid                     1,2,12,13         D1
Thioacetamide                   2,4,11,12         D1
1.0M sodium hydroxide           1,2,12,13         C
Glycerol                        2,12              B
Ammonia                         2,12,13           D2
Ferric chloride                 2,12,13           C
Potassium iodide                2,6,12            C
Sodium thiosulphate             1,2               D1
Starch indicator                3                 B
Cobalt chloride                 2,3,4,5,6,12      D1
Hydrogen peroxide               2,12,13           B
Copper sulphate
 Hydranal composite 5           2,12              D1
Triethylamine                   2,12,13           D1
THF                             2,11,12           C
Acetonitrile                    1,5,6,12          D1
Acetohydroxamic acid
 IPA                            1,2,12            B
Ethanol                         2,12              B
 Ethyl acetate                  2,12              B
 DMA                            2,12              C
 Toluene                        2,6,9,11,12       D1

D.SOP014A/018 REV 3                                                 ANNEX 2
PPQP NO. 04.23
                                                                    PAGE 1 OF 33

[RHODIA LOGO]

PHARMA SOLUTIONS

                   PROCESS PERFORMANCE QUALIFICATION PROTOCOL

PROJECT NAME: [**]                                        PROJECT NO. N/A

PPQP NO. PPQ.04.23 PPQP.04.23                             ISSUE NO. 1

PREPARED BY: /s/ S. Trevenen                              DATE: 7TH OCTOBER 2004

REVIEWED BY:

Validation:  /s/ Chris Bryce                              DATE: 07 Oct 2004

APPROVED BY:

R & D Chemist (if applicable): /s/ R. Peel                DATE: 7-10-04

Quality Services /s/ A. Crosby                            DATE: 8th October 2004

Manufacturing    /s/ D. Sowerby                           DATE:7.10.04

OQ Manager:      /s/ Scott Pearson                        DATE: ................

                     ADDENDUM
UPDATE     DATE      ATTACHED   REASON FOR UPDATE
------   ---------   --------   -----------------


REVISION     DATE     REASON FOR REVISION
--------   --------   -------------------


DISTRIBUTION LIST
ORIGINAL- VALIDATION FILE      D SOWERBY   S TREVENEN  A CROSBY  CTI
S PEARSON     K THOMSON    R LESTER

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3
PPQP No. 04.23                                                      PAGE 2 OF 33

CONTENTS

1.    SUMMARY

2.    INTRODUCTION

3.    OBJECTIVES

4.    VALIDATION METHODOLOGY

4.1   OVERALL PHILOSOPHY

4.2   PREREQUISITES

4.3   PROCESS SUMMARY

4.4   CRITICAL PROCESSING PARAMETER

4.5.  YIELD

4.6   EQUIPMENT

4.7   SAMPLING & ANALYSIS

4.8.  ACCEPTANCE CRITERIA

4.9.  SPECIFICATION

5.    REFERENCE DOCUMENTS

6.    REPORTING AND ARCHIVAL

7.    PREREQUISITES TO PPQ

8.    PROCESSING PARAMETERS

9.    RAW MATERIAL / INPUT MATERIAL SUMMARY

                                  CONFIDENTIAL
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

D.SOP014A/018 REV 3                                                PAGE 3 OF 33
PPQP NO.04.23

1.    SUMMARY

      The process for the manufacture of [**] is to undergo validation in the Pilot Plant production building, Rhodia Pharma Solutions (RPS) (Dudley), Cramlington, Northumberland.

      This protocol has been written in accordance with D.SOP014A/018 and D.SOP014A/008.

      In accordance with D.SOP014A/008, the customer has requested that the validation batches be released on a batch-by-batch basis prior to the completion of the validation study.

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

D.SOP014A/018 REV 3                                                PAGE 4 OF 33
PPQP NO.04.23

2.    INTRODUCTION

      [**] is an API manufactured for CTI and is used in the treatment of asthma.

      [**] is manufactured in the Dudley Pilot Plant production building. The material is then sent to [**] for milling, then returned to RPS for for full analytical testing and release.

      The purpose of this protocol is to demonstrate how the PPQ exercise relating to the manufacture at Dudley will be conducted, controlled and documented.

      The milling exercise at [**] will be validated separately.

      The PPQ will be carried out in accordance with this protocol.

      D.SOP014A/008 states that:

      `a pre-validation review is conducted following the manufacture of the commissioning / demonstration batches.'

      This review shall not occur during the current campaign prior to the validation exercise and after the commissioning batches, as the validation campaign is proposed to commence with the first batch of the campaign. The pre-validation review will therefore be conducted by reviewing the second campaign report as per D.SOP014A/008.

      The review will be conducted in this fashion as a [**] batch pre-validation manufacturing campaign using the identical process and equipment during July 2004. No changes have been made to the process or the equipment since this campaign. Therefore, the material produced during July 2004 will be considered as the commissioning batches and on this basis, the validation campaign will commence with the first batch of the current manufacturing campaign.

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

D.SOP014A/018 REV 3                                                PAGE 5 OF 33
PPQP NO.04.23

3.    OBJECTIVES

      - [**] API (excluding milling) process will operate consistently according to the approved PRS.

      - [**] API (excluding milling) process will consistently produce material that meets the current analytical specification.

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

D.SOP014A/018 REV 3                                                PAGE 6 OF 33
PPQP NO.04.23

4.    VALIDATION METHODOLOGY

      4.1   OVERALL PHILOSOPHY

      4.1.1 The process to be validated will be that specified in the Rhodia Pharma Solutions.

      4.1.2 [**] pre-nominated consecutive batches must meet validation criteria.

      4.1.3 Validation of the [**] manufacture will be considered complete upon compliance with this protocol.

      4.1.4 Once the PPQ has been completed, a PPQ Report will be issued summarising the validation activity and the achievement against the requirements of the protocol.

      4.1.5 Data will be compiled in a copy of the table in Section 8 as part of the PPQ Report.

      4.1.6 Raw materials must comply with the applicable specifications and be released by QC prior to use.

      4.2   PREREQUISITES

      Before commencement of the Process Performance Qualification (PPQ) exercise the following conditions must be satisfied:

      4.2.1 All instruments or equipment used to monitor process parameters must be calibrated and calibration must cover the range of use and be within the current calibration period.

      4.2.2 Satisfactory completion of process [**]. [Ref. No. 04.23]

      4.2.3 Satisfactory completion of any relevant analytical methodology validation.

      4.2.4 Satisfactory completion of any relevant software validation.

      4.2.5 Completion of the pre-validation review of any commissioning / demonstration batches.

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

D.SOP014A/018 REV 3                                                PAGE 7 OF 33
PPQP NO.04.23

      4.2.6 Pre-nomination of the validation batches by the production representative. The pre-nominated batches are recorded in the table in Section 7.

      4.2.7 The table in Section 7 will be completed prior to commencement of the PPQ to document that all the pre-requisites are in place prior to start up.

      4.3   PROCESS SUMMARY

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

D.SOP014A/018 REV 3                                                PAGE 8 OF 33
PPQP NO.04.23

THERE ARE [**] REACTIONS INVOLVED IN THE SYNTHESIS OF [**].

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

D.SOP014A/018 REV 3                                                PAGE 9 OF 33
PPQP NO.04.23

[**]

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 10 OF 33
PPQP NO.04.23

      4.4   CRITICAL PROCESSING PARAMETERS

            Critical processing parameters have been identified for the [**] process, illustrated below and are included in Section 8. These parameters have been established by Abbott Laboratories and are listed and justified in a report provided by Abbott.

             CRITICAL    TARGET    CONSEQUENCE OF
OPERATION      RANGE      RANGE      DEVIATION
---------    --------    ------    --------------
                     [**]
[**]           [**]       [**]         [**]

[**]           [**]       [**]         [**]

[**]           [**]       [**]         [**]

[**]           [**]       [**]         [**]

[**]           [**]       [**]         [**]

[**]           [**]       [**]         [**]

                     [**]
[**]           [**]      [**]       [**]

[**]           [**]      [**]       [**]

[**]           [**]      [**]       [**]

[**]           [**]      [**]       [**]

[**]           [**]      [**]       [**]

[**]           [**]      [**]       [**]

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 11 OF 33
PPQP NO.04.23

                     [**]
[**]           [**]       [**]      [**]

[**]           [**]       [**]      [**]

[**]           [**]       [**]      [**]

[**]           [**]       [**]

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 12 OF 33
PPQP NO.04.23

                     [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]
[**]           [**]       [**]      [**]

(1.)    With respect to the [**]

                                  CONFIDENTIAL
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

D.SOP014A/018 REV 3                                                PAGE 13 OF 33
PPQP NO.04.23

2.    With respect to the [**]

All L/KG refer to litres per kilogram of [**]

      4.5.  YIELD

Expected yield: [**]

Acceptable yield range: [**]

      [**]

      4.6   EQUIPMENT

      The equipment used in the [**] manufacturing process is located in the Pilot Plant facility. The main items utilised are:

[**]

4.7   SAMPLING & ANALYSIS

      The [**] pre-nominated batches will be dried and discharged. In order to illustrate that a) the batch is uniform following drying, and b) the composite sample taken for final batch analysis is representative of the batch, the following samples will be taken.

- A sample from a composite sample taken as per the normal sampling procedure detailed in the PRS.

- Validation samples will be sampled as specified in the following table and in accordance with written and approved instructions

      Analysis will comprise of that specified in the following table.

 SAMPLE      ANALYSIS    MONOGRAPH
---------    --------    ---------
[**]          [**]          [**]

[**]          [**]          [**]

[**]          [**]          [**]

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 14 OF 33
PPQP NO.04.23

      * [**] will be performed but are not applicable to this validation exercise because compliance is controlled by the [**] not the [**].

      4.8   ACCEPTANCE CRITERIA

      4.8.1 All prerequisites will be completed prior to the start of manufacture.

      4.8.2 The [**] consecutive batches are manufactured according to the approved PRS. This will be demonstrated by OQ review and approval of the completed PRS.

      4.8.3 The batches will be produced following the approved PRS except where a deviation from the PRS has been evaluated by OQ and found to be acceptable with regards to process control and quality attributes.

      4.8.4 The [**] batches comply with the specifications in Section 4.9.

      4.8.5 Validation samples (specified in Section 4.7) meet all the criteria listed in this section required to show that the process is operating consistently / under control.

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

D.SOP014A/018 REV 3                                                PAGE 15 OF 33
PPQP NO.04.23

      4.9.  SPECIFICATION

      In-process analysis will be conducted in accordance with

[**]           [**]       [**]
----         --------   --------
[**]           [**]       [**]

[**]           [**]       [**]

[**]           [**]       [**]

[**]           [**]       [**]

[**]           [**]       [**]

      The [**] (pre milling) will be analysed according to monograph [**]

[**]                 [**]
----         ------------------
[**]                 [**]

[**]          [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 16 OF 33
PPQP NO.04.23

[**]                 [**]
----         ------------------
              [**]        [**]

[**]                 [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

[**]          [**]        [**]

              [**]        [**]

              [**]        [**]

      The [**] (post milling) will be analysed according to monograph 6000721

[**]                 [**]
----         ---------------
[**]                 [**]

[**]                 [**]

[**]                 [**]

              [**] [**]Not less
              than -0.5 degrees and
              not more than +0.5
              degrees calculated on
              the anhydrous basis
              at 25 degrees C

[**]                 [**]
[**]          [**]        [**]
              [**]        [**]
              [**]        [**]

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 17 OF 33
PPQP NO.04.23

[**]                 [**]
----          ----------------
              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

[**]                 [**]

[**]          [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

              [**]        [**]

[**]                 [**]

[**]          [**]        [**]
              [**]        [**]
              [**]        [**]
[**]                 [**]

[**]         The mean percent
             retained on a [**]
             sieve is not more
             than 7.0%

[**]                 [**]

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 18 OF 33
PPQP NO.04.23

[**]                     [**]
----         -----------------------------
                         [**]

[**]                     [**]

[**]                     [**]

[**]                     [**]

[**]                     [**]

[**]                     [**]

NOTE

[**] have been excluded.

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 19 OF 33
PPQP NO.04.23

5.    REFERENCE DOCUMENTS

      Process Record Sheet [**]

      Validation Master Plan ([**]

      [**]

      Process Validation Protocol Report number [**] (Dated 23rd February 1998)

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 20 OF 33
PPQP NO.04.23

6.    REPORTING AND ARCHIVAL

      A PPQ Report will be generated upon completion of the validation batches in accordance with [**].

      All data generated by the protocol will be stored on data record sheets, which will be stored with the relevant batch record filed in OQ.

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 21 OF 33
PPQP NO.04.23

7.    PREREQUISITES TO PROCESS VALIDATION

ITEM         RESULT      INITIALS      DATE
---------    --------    --------    ----------
[**]           Y/N          SP        08 Oct 04

[**]           Y/N          SP        08 Oct 04

[**]           Y/N          SP        08 Oct 04

[**]           Y/N          SP        08 Oct 04

[**]           Y/N          SP        08 Oct 04

[**]           Y/N          SP        08 Oct 04

[**]           Y/N          SP        08 Oct 04

      /*NB: LABORATORY WORK COMPLETED. FINAL REPORT TO BE SIGNED. SP 08OCT04/

PRS REFERENCE AND REVISION   [**]

[**]                           [**]
----                           ----
                               [**]
                               [**]
                               [**]

[**]

START UP APPROVAL:

Approved By:     /s/ David Sowerby     Date: 8.10.04
                 -----------------
Process Manager
/ Project Leader /s/ Scott Pearson           08 Oct 04
                 -----------------

Approved By: _____________________     Date: _________

OQ Manager

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

D.SOP014A/018 REV 3                                                PAGE 22 OF 33
PPQP NO. 04.23

8.    PROCESSING PARAMETERS

The parameters listed in the following table examine the reproducibility of processing and subsequent batch quality. A copy of this table will be completed in the PPQ Report

 [**]    [**]   [**]   [**]   [**]   [**]   [**]   [**]   [**]
 ----    ----   ----   ----   ----   ----   ----   ----   ----
         [**]   [**]          [**]   [**]   [**]

         [**]   [**]          [**]   [**]   [**]

         [**]   [**]          [**]   [**]   [**]

         [**]   [**]          [**]   [**]   [**]

         [**]   [**]          [**]   [**]   [**]

         [**]   [**]          [**]   [**]   [**]

Prepared by:............................................. Date:
.....................................

Checked by: ............................................. Date:
.....................................

D.SOP014A/018 REV 3                                                PAGE 23 OF 33
PPQP NO. 04.23

         [**]                 [**]   [**]   [**]   [**]   [**]
         -----------          ----   ----   ----   ----   ----
         [**]   [**]          [**]   [**]

         [**]   [**]          [**]   [**]

         [**]   [**]          [**]   [**]

         [**]   [**]          [**]   [**]

         [**]   [**]          [**]   [**]

         [**]   [**]          [**]   [**]

Prepared by:............................................. Date:
.....................................

Checked by: ............................................. Date:
.....................................

D.SOP014A/018 REV 3                                                PAGE 24 OF 33
PPQP NO. 04.23

         [**]                 [**]   [**]   [**]   [**]   [**]
         -----------          ----   ----   ----   ----   ----
         [**]   [**]          [**]   [**]

         [**]   [**]          [**]   [**]

         [**]   [**]          [**]   [**]

Prepared by:............................................... Date:
.....................................

Checked by: ............................................... Date:
.....................................

D.SOP014A/018 REV 3                                                PAGE 25 OF 33
PPQP NO. 04.23

[**]                                    [**]    [**]    [**]
----                                    ----    ----    ----
[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

Prepared by:................................................. Date:
..............................................

Checked by:.................................................. Date:
..............................................

D.SOP014A/018 REV 3                                                PAGE 26 OF 33
PPQP NO. 04.23

[**]                                    [**]    [**]    [**]
----                                    ----    ----    ----
[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

Prepared by:................................................. Date:
..............................................

Checked by:.................................................  Date:
..............................................

D.SOP014A/018 REV 3                                                PAGE 27 OF 33
PPQP NO. 04.23

[**]                                    [**]    [**]    [**]
----                                    ----    ----    ----
[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

[**]                    [**]    [**]

Prepared by:................................................. Date:
..............................................

Checked by:.................................................
Date.............................................

D.SOP014A/018 REV 3                                                PAGE 28 OF 33
PPQP NO. 04.23

ANALYTICAL SUMMARY

[**]    [**]              [**]                [**]    [**]    [**]
----    ----              ----                ----    ----    ----
[**]    [**]              [**]

[**]    [**]              [**]

[**]    [**]              [**]

[**]    [**]    [**]

                Not less than -0.5 degrees
                and not more than +0.5
                degrees calculated on
                the anhydrous basis at 25
                degrees C

[**]    [**]              [**]

Prepared by:................................................. Date:
..............................................

Checked by:.................................................  Date:
..............................................

D.SOP014A/018 REV 3                                                PAGE 29 OF 33
PPQP NO. 04.23

[**]    [**]        [**]        [**]    [**]    [**]
----    ----    ------------    ----    ----    ----
[**]    [**]    [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

[**]    [**]        [**]

Prepared by:................................................. Date:
..............................................

Checked by:.................................................  Date:
..............................................

D.SOP014A/018 REV 3                                                PAGE 30 OF 33
PPQP NO. 04.23

[**]    [**]        [**]        [**]    [**]    [**]
----    ----    ------------    ----    ----    ----
[**]    [**]    [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

                [**]    [**]

[**]    [**]        [**]

Prepared by:................................................. Date:
..............................................

Checked by:.................................................  Date:
..............................................

D.SOP014A/018 REV 3                                                PAGE 31 OF 33
PPQP NO. 04.23

[**]      [**]           [**]           [**]        [**]        [**]
----    ---------    -------------    --------    --------    --------
[**]      [**]       [**]                                      [**]

                     [**]                                      [**]

                     [**]                                      [**]

[**]      [**]       [**]

[**]      [**]       [**]

Prepared by:................................................. Date:
..............................................

Checked by:.................................................  Date:
..............................................

[**]    [**]    [**]    [**]    [**]    [**]
----    ----    ----    ----    ----    ----
[**]    [**]    [**]

[**]    [**]    [**]

[**]    [**]    [**]

[**]    [**]    [**]

[**]    [**]    [**]

[**]    [**]    [**]

D.SOP014A/018 REV 3                                                PAGE 32 OF 33
PPQP NO. 04.23

Prepared by:................................................. Date:
..............................................

Checked by:.................................................  Date:
..............................................

D.SOP014A/018 REV 3                                                PAGE 33 OF 33
PPQP NO. 04.23

9.    RAW MATERIAL / INPUT MATERIAL SUMMARY

[**]

[**]    RAW MATERIAL / INPUT MATERIAL
----    -----------------------------


                          Annex 3-Validation Schedule

                                      [**]

                                                                         ANNEX 4

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 1
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

PRS.982

Date:         15th September 2004                         SHEET NO: 1
Replaces:     [**]                          PROCESS ORDER NO:_____________
Valid until: 2 years after date of approval (unless superseded)

                                   Plant:     [**]

                                   Product:   [**](ZILEUTON)

                                   Procedure: FINAL PRODUCT

                                               Equipment: [**]

                                   Ref. No:   [**]

Process written by:                          D.L.SOWERBY....................................Date: 23.9.04.....................
Process checked by R & D:                    /s/ illegible..................................Date: 23.9.04.....................
Process authorised by Plant Manager:         /s/ illegible..................................Date: 23.9.04.....................
Process approved by Operational Quality:     /s/ illegible..................................Date: 07 Oct 04...................

                             C O N F I D E N T I A L
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 2
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

                                     HAZARDS

THE PERSONAL PROTECTIVE EQUIPMENT STIPULATED IN THIS PROCESS IS THE MINIMUM REQUIRED AND HAS BEEN DETERMINED ON THE BASIS THAT (WHERE AVAILABLE) THE LOCAL EXTRACTION SYSTEM IS OPERATING SATISFACTORILY. IF THE LOCAL SYSTEM IS NOT OPERATING THE SUPERVISOR MUST BE CONSULTED WHO WILL ENSURE THAT CORRECTIVE ACTION IS TAKEN TO RESTORE THE LEV SYSTEM. OPERATIONS MUST NOT PROCEED UNTIL LEV SYSTEMS ARE WORKING.

SODIUM HYDROXIDE:                        CORROSIVE SOLID. Causes severe burns. Risk of serious damage to eyes.
                                         NON-COMBUSTIBLE SOLID.  DO NOT ALLOW SKIN/EYE CONTACT OR BREATHE DUST.

HAZARD CATEGORY: R2S3

50% AND 32% SODIUM HYDROXIDE SOLUTION:   CORROSIVE LIQUID. CAUSES SEVERE BURNS. RISK OF SERIOUS DAMAGE TO THE EYES.
                                         NON COMBUSTIBLE LIQUID

HAZARD CATEGORY: R1S3                    DO NOT ALLOW ANY CONTACT OR EXPOSURE

2-ACETYLBENZOTHIOPHENE:                  IRRITANT SOLID. Irritating to eyes. WILL BURN IN A FIRE. AVOID SKIN AND
                                         EYE CONTACT.  AVOID BREATHING DUST.

HAZARD CATEGORY: R2S2

SODIUM BOROHYDRIDE:                      TOXIC SOLID. Toxic by inhalation, ingestion and in contact with the skin.
                                         WILL BURN IN A FIRE

HAZARD CATEGORY: R3S3                    DO NOT ALLOW ANY CONTACT OR EXPOSURE.

ETHYL ACETATE:                           IRRITANT LIQUID. Irritating to the eyes. Repeated exposure may cause skin dryness or cracking.  Vapours may cause drowsiness and dizziness.  HIGHLY
                                         FLAMMABLE. AVOID SKIN AND EYE CONTACT.

HAZARD CATEGORY: R2S2                    AVOID BREATHING VAPOUR.

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 3
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

                                     HAZARDS

THE PERSONAL PROTECTIVE EQUIPMENT STIPULATED IN THIS PROCESS IS THE MINIMUM REQUIRED AND HAS BEEN DETERMINED ON THE BASIS THAT (WHERE AVAILABLE) THE LOCAL EXTRACTION SYSTEM IS OPERATING SATISFACTORILY. IF THE LOCAL SYSTEM IS NOT OPERATING THE SUPERVISOR MUST BE CONSULTED WHO WILL ENSURE THAT CORRECTIVE ACTION IS TAKEN TO RESTORE THE LEV SYSTEM. OPERATIONS MUST NOT PROCEED UNTIL LEV SYSTEMS ARE WORKING.

METHANOL:                                TOXIC LIQUID. Toxic by inhalation, ingestion and in contact with the skin. Danger of very serious irreversible effects through inhalation, ingestion and in contact with skin.  HIGHLY FLAMMABLE LIQUID.

HAZARD CATEGORY: R3S3                    DO NOT ALLOW ANY CONTACT OR EXPOSURE

METHYL CARBAMATE:                        IRRITANT SOLID. LIMITED EVIDENCE OF CARCINOGENIC EFFECT (CARC CAT 3).
                                         WILL BURN IN A FIRE.

HAZARD CATEGORY: R3S3                    DO NOT ALLOW ANY CONTACT OR EXPOSURE

50% HYDROXYLAMINE SOLUTION:              HARMFUL, IRRITANT LIQUID. Harmful if swallowed. Irritating to the respiratory system and skin.  Limited evidence of carcinogenic effect (CARC CAT 3). Risk of serious damage to eyes.  May cause sensitisation by skin contact.
                                         NON-COMBUSTIBLE/HEATING MAY CAUSE EXPLOSION.

HAZARD CATEGORY: R3S3                    DO NOT ALLOW ANY CONTACT OR EXPOSURE

HYDROCHLORIC ACID 36% AR:                CORROSIVE LIQUID. CAUSES BURNS. Irritating to the respiratory system.
                                         NOT CLASSIFIED AS FLAMMABLE.

HAZARD CATEGORY: R3S3                    DO NOT ALLOW ANY CONTACT OR EXPOSURE.

TETRAHYDROFURAN:                         IRRITANT LIQUID. Irritating to eyes and respiratory system. HIGHLY
                                         FLAMMABLE LIQUID, MAY FORM EXPLOSIVE PEROXIDES. AVOID CONTACT WITH SKIN/
                                         EYES.  AVOID INHALATION AND

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 4
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

HAZARD CATEGORY: R2S3                    INGESTION

                                     HAZARDS

THE PERSONAL PROTECTIVE EQUIPMENT STIPULATED IN THIS PROCESS IS THE MINIMUM REQUIRED AND HAS BEEN DETERMINED ON THE BASIS THAT (WHERE AVAILABLE) THE LOCAL EXTRACTION SYSTEM IS OPERATING SATISFACTORILY. IF THE LOCAL SYSTEM IS NOT OPERATING THE SUPERVISOR MUST BE CONSULTED WHO WILL ENSURE THAT CORRECTIVE ACTION IS TAKEN TO RESTORE THE LEV SYSTEM. OPERATIONS MUST NOT PROCEED UNTIL LEV SYSTEMS ARE WORKING.

TOLUENE:                                 HARMFUL LIQUID. Harmful by inhalation and ingestion. Irritant to eyes and skin. HIGHLY FLAMMABLE. AVOID CONTACT WITH SKIN/EYES. AVOID INHALATION
                                         AND INGESTION

HAZARD CATEGORY: R2S1

[**] (ZILEUTON):                         CRYSTALLINE POWDER, ACCORDING TO EXPERIENCE HARMLESS TO HEALTH. WILL BURN
                                         IN A FIRE. AVOID CONTACT WITH SKIN/EYES. AVOID INHALATION AND INGESTION.

HAZARD CATEGORY: R2S2

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 5
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

        PROCEDURES FOR THE EMERGENCY SHUTDOWN OF PROCESS PLANT EQUIPMENT

In the event of evacuation from the process areas due to the sounding of Fire or Hazard alarms, the following action must be taken:

STIRRERS:                         If running, do not switch off, leave running.

STEAM / HOT WATER HEATING:        Turn off steam or steam / water supply to jacket and allow to drift with agitation.

AT REFLUX:                        Leave lines set for reflux with agitation. Heating set point reduced.

DISTILLATION (ATMOSPHERIC):       Leave lines set for distillation with agitation. Heating set point reduced.

DISTILLATION (VACUUM):            Leave lines set for distillation. Maintain vacuum with agitation. Heating set point reduced.

GAS OR LIQUID ADDITION:           Stop addition. Shut off gassing operations by cylinder valve.

CIRCULATING SCRUBBERS:            Leave vessels vented to circulating Scrubbers with Scrubber pumps left running.

TRANSFER OPERATIONS               Stop transfer operations, either venting Nitrogen from pressurised vessel and closing line valve,
(INCLUDING VIA IN-LINE FILTERS):  or circulate via pump back to charcoalation or initial reaction vessel.

COOLING:                          Continue cooling the vessel.  Maintain agitation.

PRODUCT FILTRATION:               Stop slurry feed to filter or centrifuge.  Either maintain vacuum on filter or allow centrifuge to spin dry.

SOLID TRANSFERS:                  e.g. Charging Vessel, collecting wet cake, charging drier etc.  Close all containers, chargehole covers, oven doors etc and suspend operations.

LIQUID TRANSFERS:                 Suspend operations - close valves, vent Nitrogen pressurised vessel or receiver, vent dispenser or vessel under vacuum. Cap drum.

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 6
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

The above procedures will apply for all Steps apart from between Steps 42 to 44 when the quench and dump operations will be carried out in the event of the sounding of the fire alarm. If the hazard alarm sounds during Steps 42 to 44, the reaction vessel will be monitored from the assembly point.

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 7
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

NOTES

1. Throughout the process SUPERVISOR refers to Team Leader, Shift Manager, Process Manager, R&D Chemist, Pilot Plant Technician, Shift Chemist or Product Manager or those acting in an authorised supervisory capacity.

2. At the start of manufacturing, i.e. equipment checks the Technician/Supervisor must sign his full name at the top of the page, along with his shift details, the time and date.

3. When a new page is started the Technician is to record the date at the top of the page in the space provided.

4. Technician to initial and enter the time in the record columns and include the date if it is different from the date at the top of the page.

5. Any unusual occurrences or events that occur during the process must be recorded on the observation sheet attached to the back of the PRS. If any additional instructions are required as a result of an observation, procedure "Control of Changes or PRSs (both planned and unplanned)" is to be followed. The Development Chemist will complete the technical assessment and judge whether an observation should be upgraded to a Process Deviation Report (PDR).

6.   "Checked by: ............................." in the records column means that a second person must check the operation in question as it happens (typically the description and quantity of the material to be charged), and initial the records entry.

7.   * means delete as appropriate.

8. Before commencing a step ensure all the instructions for that step have been read and understood.

9. Ensure a Process Control Analytical Report (PCAR) or an inspection report is available for every piece of in-process analysis performed -- enclose the original PCAR if analysis was performed by Plant personnel or the fax copy of the inspection report if the analysis was performed by Analytical Services.

10. When a charge needs to be calculated and/or entered, the person who calculates and/or enters the charge must sign at the relevant step instructions.

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 8
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

                                BILL OF MATERIALS

11.  The `TIME / DATE' and `TECHNICIAN INITIALS' columns contain dotted line entries (..........) for filling in against records when requested. The continuous line ( _____ ) indicates the completion of a step. On many occasions the last record filled in is also the end of a step, in which case only the continuous line ( _____ ) is shown.

12. At the shift handover the off going and on coming Technicians review the documentation then the oncoming Technician completes the handover record on the last sheet of this PRS.

13   Bill of Materials for a typical batch of [**]:

          RAW MATERIAL                                          MATERIAL NO.                   QUANTITY
-----------------------------------                             ------------                   --------
[**]                                                              5001390                        [**]
[**]                                                              1000203                        [**]     [**]
[**]                                                              1000246                        [**]
[**]                                                              1001337                        [**]
[**]                                                              1000997                        [**]
[**]                                                              1000082                        [**]
[**]                                                              1000145                        [**]
[**]                                                              1001338                        [**]
[**]                                                              5005130                        [**]
[**]                                                              1000817                        [**]
[**]                                                              1000105                        [**]
[**]                                                              1000227                        [**]
[**]                                                              1000223                        [**]
[**]                                                              1000226                        [**]
[**]                                                              2000058                        [**]     [**]
[**]                                                              2000024                        [**]
[**]                                                              2000028                        [**]
[**]                                                              2000052                        [**]

                                OBSERVATION SHEET

PRODUCT:      [**](ZILEUTON)                         SHEET NO: 9
REFERENCE NO: 6000550.7X1.04                          PROCESS ORDER NO:_________

14. CERTAIN EQUIPMENT AND OPERATIONS IN THIS PROCESS ARE CRITICAL TO THE PROTECTION OF THE ENVIRONMENT. WHERE THIS IS THE CASE A PROMPT WILL BE GIVEN IN THE KEY POINTS COLUMN. SATISFACTORY ABATEMENT OF RELEASES FROM THE PROCESS IS ESSENTIAL FOR COMPLIANCE WITH THE ENVIRONMENT PROTECTION ACT. PLEASE PLAY YOUR PART.

15. CERTAIN EQUIPMENT AND OPERATIONS IN THIS PROCESS ARE CRITICAL FOR THE PROTECTION OF HEALTH. ENSURE ALL PPE IS IN A SUITABLE CONDITION FOR USE. WHEN LEV CHECKS ARE INDICATED WITHIN THE PRS ENSURE THAT THEY ARE CARRIED OUT AND SUPERVISOR IS INFORMED OF ANY DEFECTS. OPERATIONS MUST NOT BE CARRIED OUT UNTIL LEV SYSTEMS ARE RESTORED TO FULL WORKING ORDER. SATISFACTORY PROTECTION FROM EXPOSURE TO CHEMICALS IS ESSENTIAL TO PROTECTING HEALTH AND TO COMPLY WITH THE COSHH REGULATIONS.

                                                                         ANNEX 5

Critical Therapeutics Inc                         Delivery No
60 West View Street                               Customer Order No
Lexington, MA UA 02421                            Rhodia Pharma Solutions Order
USA

                             CERTIFICATE OF ANALYSIS

MATERIAL                                          [**] (MICRONISED IR)
BATCH                                             [**]
DATE OF RETEST                                    04/25/2005
DATE OF MANUFACTURE                               09/20/2004
DATE OF ANALYSIS                                  10/26/2004

                                                                                          SPECIFICATION
                                                                                        -----------------
TEST                                     UNIT      RESULT                               LOWER        UPPER
-----------------------------------     -----      ------                               -----        -----
Appearance                                          [**]                                [**]
Identity: Infra Red Spectrum                        [**]                                [**]
Specific rotation (deg mL g-1 dm-1)                 [**]                                [**]         [**]
Residue on ignition                     % w/w       [**]                                             [**]
Foreign matter (2% soln in methanol)                [**]                                [**]
Clarity (2% soln in methanol)                       [**]                                [**]
Heavy Metals (ppm)                                  [**]                                             [**]
Colour ("B") (2% soln in methanol)                  [**]                                [**]
Colour ("BY") (2% soln in methanol)                 [**]                                [**]
Percent retained on [**]  sieve         %           [**]                                             [**]
Tapped density                          gfml        [**]                                             [**]
Identity: HPLC Retention time                       [**]                                [**]
Assay on dry basis                      % w/w       [**]                                [**]         [**]
[**]                                    % w/w       [**]                                             [**]
[**]                                    % w/w       [**]                                             [**]
[**]                                    % w/w       [**]                                             [**]
[**]                                    % w/w       [**]                                             [**]
[**]                                    % w/w       [**]                                             [**]
[**]                                    % w/w       [**]                                             [**]
[**]                                    % w/w       [**]                                             [**]

                             CERTIFICATE OF ANALYSIS

MATERIAL                                                       [**] (MILLED)
BATCH                                                          8001362005

                                                                                      SPECIFICATION
                                                                                    --------------------
TEST                                     UNIT     RESULT                            LOWER          UPPER
--------------------------------        ------    ------                            ------         -----
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    ppm       [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
[**]                                    % w/w     [**]                                             [**]
GLC: Total Solvents                     % w/w     [**]                                             [**]
Crystal form                                      [**]                                [**]
Water Content                           % w/w     [**]                                             [**]
Assay on wet basis (% w/w)              % w/w     [**]                                [**]
Salmonella                                        [**]                                [**]
E.Coli                                            [**]                                [**]
Aerobic microbial count (target)        CF(mu)/g  [**]                                [**]
Surface area                            M(2)/g    [**]                                [**]         [**]
Particle size um (laser): d90                     [**]                                [**]
Particle size um (laser): d50                     [**]                                [**]
Particle size um (laser): d10                     [**]                                [**]

Manufactured in accordance with ICH Q7A

Customers name: Zileuton ([**])
Date of Manufacture of Unmilled: 7/11/2004

                                                        /s/Ian Lisle
                                                ------------------------------
                                                Authorised Person
                                                Nov. 03, 2004

RHODIA PHARMA SOLUTIONS

Ref: [**]

Rhodia Pharma Solutions
Dudley
Cramlington
Northumberland
NE23 7QG
UK
28 October 2004

LETTER OF DECLARATION OF MANUFACTURE ACCORDING TO GMP RULES

We, Rhodia Pharma Solutions, hereby declare that we manufacture [**] to the following GMP rules:

GMP as defined by ICH Q7a ("Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients").

/s/ S. Pearson
S. Pearson
Operational Quality Manager

[RHODIA LOGO]                                                           ANNEX 6

      PHARMA SOLUTIONS

                          STANDARD OPERATING PROCEDURE

                                                                     Page 1 of 6

                  OPERATIONAL QUALITY PROCEDURE FOR DESPATCH OF
                        FINAL PRODUCT MATERIAL FROM SITE

REFERENCE NO:          [**] REV 1

REVISED:               FEBRUARY 2003

REPLACES:              [**] VERSION 7

REVIEW PERIOD:         2 YEARS (UNLESS SUPERSEDED)

Prepared by:     /s/ E Bryson                        Date       10/2/03
                 -----------------------------
Operational Quality Manager

Reviewed by:     /s/ G McCoull                       Date       11/2/03
Warehouse        -----------------------------

Approved by:     /s/ I B Low                         Date       11/2/03
Plant Manager    -----------------------------

Approved by:     /s/ R P G Henney                    Date       12 Feb 023
Quality Manager  -----------------------------

                                                                  RPGH 12/2/03

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL
             VALID FOR 7 DAYS FROM DATE OF PRINTING - DATE PRINTED:

[RHODIA LOGO]                                           APPENDIX 1 TO [**] REV 1

      PHARMA SOLUTIONS

CONTENTS

1.0 INTRODUCTION.............................................    3

2.0 DEFINITIONS..............................................    3

3.0 RESPONSIBILITIES.........................................    3

4.0 PROCEDURE................................................    3

     4.1    RECEIPT OF FINAL PRODUCT BY S12 PROCESS STORES...    3

     4.2    PRODUCT SENTENCING BY OPERATIONAL QUALITY........    3

     4.3    RECEIPT AND ALLOCATION OF ORDERS.................    4

     4.4    LABELLING AND CHECKING OF CONTAINERS.............    4

     4.5    CERTIFICATES OF ANALYSIS.........................    5

5.0 DOCUMENT REVISION HISTORY................................    5

6.0 DISTRIBUTION LOCATION....................................    6


                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL
             VALID FOR 7 DAYS FROM DATE OF PRINTING - DATE PRINTED:

[RHODIA LOGO]                                           APPENDIX 1 TO [**] REV 1

      PHARMA SOLUTIONS

1.0   INTRODUCTION

It is the responsibility of the Operational Quality Department to ensure that all material to be despatched off-site has been manufactured, packaged, tested, examined and labelled in accordance with current Good Manufacturing Practices.

This procedure covers the progress of final product from the time of its transfer from Manufacturing to Process Stores through to its despatch from site.

2.0   DEFINITIONS

None

3.0   RESPONSIBILITIES

Warehouse Personnel - responsible for ensuring final products for despatch are selected, labelled and packaged in accordance with the relevant Process Stores Procedure.

Operational Quality - responsible for ensuring that the material to be despatched has been manufactured, packaged, tested, and labelled in accordance with the relevant Site Procedure and in compliance with cGMP.

4.0   PROCEDURE

4.1   RECEIPT OF FINAL PRODUCT BY S12 PROCESS STORES

A batch of final product will be transferred from Manufacturing to Stores Department. The batch number and container details of the material being transferred is available on SAP.

The Stores personnel will then check the conditions of the containers and the nett weights shown on SAP correspond to those on the containers. The Stores person will arrange for the material to be stored in the area of the warehouse designed for final product, in accordance with GMP guidelines.

4.2   PRODUCT SENTENCING BY OPERATIONAL QUALITY

The Operational Quality Unit will check the batch documentation and analytical data and sentence the material in accordance with the relevant SOP. The expiry date of the batch will be noted from SAP which will have generated this automatically.

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL
             VALID FOR 7 DAYS FROM DATE OF PRINTING - DATE PRINTED:

[RHODIA LOGO]                                           APPENDIX 1 TO [**] REV 1

      PHARMA SOLUTIONS

4.3   RECEIPT AND ALLOCATION OF ORDERS

Following receipt of an order from the customer and within the agreed lead time, material will be allocated by Customer Services, Dudley via SAP. Batches will be selected in strict rotation, where possible.

The OQ department will be advised by Customer Services, Dudley of the order and sent an "Acknowledgement of Order" via fax detailing the material allocation.

The OQ Department will raise a OQ Despatch Checklist (Appendix I) and ensure the material selected is suitable before authorising the allocation.

4.4   LABELLING AND CHECKING OF CONTAINERS

After OQ have authorised allocation of the order, the Stores personnel may print off the product labels from SAP.

If labels do not print correctly then a label re-print can be made, all extra labels generated or destroyed should be documented on the "SAP SHIPPING LABELS RECONCILIATION SHEET" (Logsheet CL011, page 1).

The old production labels are fixed to log sheet number CL011 against the corresponding SAP label number for each keg. Hence the original keg number can be traced to a specific keg in the order. A check will be made to ensure that the details on the SAP product labels, i.e. batch number, container, number, gross and nett weights correspond to those on Manufacturing labels. The security seals are checked, where applicable and any damaged seals replaced.

When product labelling is complete, a check will be undertaken by a second person to ensure:

-     The containers are in good condition and free from product contamination.

- The SAP product label details correspond to those on the displaced Manufacturing labels and product identity is correct.

- The SAP product label details correspond to those listed in the "Acknowledgement of Order" and with the master Despatch label.

-     Security seals are secure and undamaged.

- Where a numbered security seal is replaced this will be recorded in the Stores seal register and OQ informed of the new seal number and the batch/container to which it was affixed.

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL
             VALID FOR 7 DAYS FROM DATE OF PRINTING - DATE PRINTED:

[RHODIA LOGO]                                           APPENDIX 1 TO [**] REV 1

      PHARMA SOLUTIONS

- All documentation will be returned to the OQ Department for checking before "final release".

- The OQ Department will check the order prior to signing the "final release". When satisfied all details are correct, the paperwork will be signed and returned to Stores for archiving. A copy of a label for each batch will be retained with the OQ checklist.

- The Stores person will then progress the order through SAP to the appropriate status for despatch.

4.5   CERTIFICATES OF ANALYSIS

A Certificate of Analysis will be provided, and accompany, all material leaving site. This Certificate of Analysis is either generated using SAP or manually.

A suitably authorised person in Quality will sign the Certificate of Analysis.

Copies of Certificates of Analysis will be held in the OQ unit for at least one calendar year.

NB - When material is to be despatched to Mexico the Certificate of Analysis may only be signed by a notarised signature.

5.0   DOCUMENT REVISION HISTORY

                                                           ALTERATIONS, ADDITIONS,
    DATE                      SEQUENTIAL CODE                    OMISSIONS
-------------                 ---------------           ------------------------------
FEBRUARY 2003                   [**] REV 1              FIRST ISSUE - REPLACES AGMP 18

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL
             VALID FOR 7 DAYS FROM DATE OF PRINTING - DATE PRINTED:

[RHODIA LOGO]                                           APPENDIX 1 TO [**] REV 1

      PHARMA SOLUTIONS

6.0   DISTRIBUTION LOCATION

      FILE LOCATIONS (DUDLEY)

      A     Operational Quality (Masters of all documents)
      B     Analytical Services (shift lab)
      C     Pilot Plant
      D     Dudley 1 (Manufacturing/Engineering)
      E     Dudley 2 (Manufacturing/Engineering)
      F     ADG
      G     R&D
      H     Main office (to hold documents for Safety/Engineering/Finance/
            Accounts/ Human Resources/Purchasing/Planning/Commercial/Customer
            Services
      I     Central Engineering
      J     Warehouse
      K     PPG
      K     1. Point of Use [specify]
            2. Point of Use [specify]
            3. Point of Use [specify]

      FILE LOCATIONS (ANNAN)

      A     Operational Quality File
      B     Shift Managers Office
      C     General Admin Building (Master)
      D     S12 Stores
      E     Engineering Records Office
      F     1. Point of Use [specify]
            2. Point of Use [specify]
            3. Point of Use [specify]

      FILE LOCATIONS (HOLMES CHAPEL)

      A     Quality Assurance (copy from Dudley)
      B     Engineering
      C     GPP
      D     Orion
      E     Building 44
      F     Lyra
      G     1. Point of Use [specify]
            2. Point of Use [specify]
            3. Point of Use [specify]

      FILE LOCATIONS (MALVERN)

      A     Quality Assurance (copy from Dudley)
      B     4. Point of Use [specify]
            5. Point of Use [specify]
            6. Point of Use [specify]

                     OPERATIONAL QUALITY DESPATCH CHECKLIST

                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL
             VALID FOR 7 DAYS FROM DATE OF PRINTING - DATE PRINTED:

[RHODIA LOGO]                                           APPENDIX 1 TO [**] REV 1

      PHARMA SOLUTIONS

Order No:    _____________________             Reference No:____________________

Country of                                 Customer Material
Destination: ____________________                        No:____________________

Product Name:_________________________________________________

Product Code:_________________________________________________

Batch No's/No of Kegs
allocated:               ____________      ______________

                         ____________      ______________

                         ____________      ______________

                         ____________      ______________

Is material suitable for despatch and allocated        YES/NO
to appropriate market?

Allocation Authorised                                  Date:
by:                     ________________________            _________________

Product identity/containers/labelling/security seals

Checked By:             ________________________

Certificates of Analysis                              Date:
Produced by:            ________________________           __________________

Certificates of Analysis                              Date:
Checked by:             ________________________           __________________

Final Check by OQ:      ________________ (Sign)       Date:__________________

Comments:

Material Despatched:    _______________________

Operational Quality                                   Date:__________________
Signature:              _______________________


                                  CONFIDENTIAL
                  NOT TO BE RELEASED TO UNAUTHORISED PERSONNEL
             VALID FOR 7 DAYS FROM DATE OF PRINTING - DATE PRINTED:

                                                                         ANNEX 7

ANNEX 7 - WIRE TRANSFER INFORMATION

HSBC Bank

Newcastle Upon Tyne City Branch

Swift Code : MIDLGB22
IBAN : GB48 MIDL 4005 1537 4502 36
Account : [**]

ANNEX 8                          Client#: 1872                          CRITICAL

                                                                                       DATE(mm/dd/yyy)
ACORD(TM) CERTIFICATE OF LIABILITY INSURANCE                                              11/03/04
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                        THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
William Gallagher Associates                                    CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
Insurance Brokers, Inc.                                         DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORD BY THE
470 Atlantic Avenue                                             POLICIES BELOW.
Boston, MA 02210
                                                                --------------------------------------------------------------------

                                                                INSURERS AFFORDING COVERAGE                               NAIC #
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                         INSURER A: American Casualty Co. of Reading, PA
                                                                --------------------------------------------------------------------
             Critical Therapeutics, Inc.                        INSURER B: Continental Casualty Company
             60 Westview Street                                 --------------------------------------------------------------------
             Lexington, MA 02421                                INSURER C: Columbia Casualty
                                                                --------------------------------------------------------------------
                                                                INSURER D:
                                                                --------------------------------------------------------------------
                                                                INSURER E:
------------------------------------------------------------------------------------------------------------------------------------

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

                                                                 POLICY         POLICY
1NSR ADD'L                                                     EFFECTIVE      EXPIRATION
 LTR INSRD        TYPE OF INSURANCE           POLICY NUMBER  DATE (MM/DD/YY) DATE (MM/DD/YY)              LIMITS
------------------------------------------------------------------------------------------------------------------------------------
A          GENERAL LIABILITY                  A2050028911    10/29/04        10/29/05        EACH OCCURRENCE              $1,000,000
                                                                                             ---------------------------------------
           [X]COMMERCIAL GENERAL LIABILITY                                                   DAMAGE TO RENTED
           [ ] [ ] CLAIMS MADE [X] OCCUR                                                     PREMISES (Ea occurrence)     $  300,000
           [ ]                                                                               ---------------------------------------
              --------------------------                                                     MED EXP (Any one person)     $   15,000
           [ ]                                                                               ---------------------------------------
              --------------------------                                                     PERSONAL & ADV INJURY        $1,000,000
           GEN'L AGGREGATE LIMIT APPLIES PER:                                                ---------------------------------------
           [ ] POLICY [ ] PROJECT [ ] LOC                                                    GENERAL AGGREGATE            $ 2,000,00
                                                                                             ---------------------------------------
                                                                                             PRODUCTS-COMP/OP AGG         $
------------------------------------------------------------------------------------------------------------------------------------
           AUTOMOBILE LIABILITY                                                              COMBINED SINGLE LIMIT
           [ ] ANY AUTO                                                                      (Ea Accident)                $
           [ ] ALL OWNED AUTOS                                                               ---------------------------------------
           [ ] SCHEDULED AUTOS                                                               BODILY INJURY (Per Person)   $
           [ ] HIRED AUTOS                                                                   ---------------------------------------
           [ ] NON-OWNED AUTOS                                                               BODILY INJURY (Per accident) $
           [ ]                                                                               ---------------------------------------
              --------------------------                                                     PROPERTY DAMAGE
           [ ]                                                                               (Per accident)               $
------------------------------------------------------------------------------------------------------------------------------------
           GARAGE LIABILITY                                                                  AUTO ONLY-Ea Accident        $
           [ ] ANY AUTO                                                                      ---------------------------------------
           [ ]                                                                               OTHER THAN        EA ACC     $
                                                                                             ---------------------------------------
                                                                                             AUTO ONLY:        AGG        $
------------------------------------------------------------------------------------------------------------------------------------
B          EXCESS/UMBRELLA LIABILITY          A2050029007    10/29/04        10/29/05        EACH OCCURRENCE              $4,000,000
           [X] OCCUR       [ ] CLAIMS MADE                                                   ---------------------------------------
                                                                                             AGGREGATE                    $4,000,000
                                                                                             ---------------------------------------
                                                                                                                          $
                                                                                             ---------------------------------------
           [ ] DEDUCTIBLE                                                                                                 $
           [X] RETENTION   $10000                                                            ---------------------------------------
                                                                                                                          $
------------------------------------------------------------------------------------------------------------------------------------
           WORKERS COMPENSATION AND                                                            WC STATU-         OTH-
           EMPLOYERS' LIABILITY                                                                TORY LIMITS       ER
                                                                                             ---------------------------------------
           ANY PROPRIETOR/PARTNER/EXECUTIVE                                                  E.L. EACH ACCIDENT           $
           OFFICER/MEMBER EXCLUDED?                                                          ---------------------------------------
                                                                                             E.L. DISEASE - EA
                                                                                             EMPLOYEE                     $
                                                                                             ---------------------------------------
           If yes, describe under                                                            E.L. DISEASE - POLICY
           SPECIAL PROVISIONS below                                                          LIMIT                        $
------------------------------------------------------------------------------------------------------------------------------------
C          Other Products Lia                 ADT10643750030 10/29/04        10/29/05        7,500,000 per occ.
           Clinical Trials                                                                   7,500,000 aggregate
           Claims Made                        Retro Date:    05/20/01
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATE HOLDER                                      CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
                                                        SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
                                                        EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS
                                                        WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO
                                                        DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER,
             Evidence of Coverage                       IT AGENTS OR REPRESENTATIVES.

                                                        /s/ illegible
                                                        ----------------------------------------------------------------------------
                                                        AUTHORIZED REPRESENTATIVE

------------------------------------------------------------------------------------------------------------------------------------

ACORD 25 (2001/08) 1 of 2     #S60802/M60785    AMS    ACCORD CORPORATION 1988

                                    IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

                                   DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

19th July, 2004

To Whom It May Concern

Dear Sirs,

RHODIA U K LIMITED

We act as Insurance Brokers for Rhodia U K Limited and have been asked to confirm details of the insurance pertaining to Public Liability and Employers Liability. Details are as follows:

PUBLIC/PRODUCTS LIABILITY

Insurer:                        AIG

Policy No:                      7 109 123

Renewal Date:                   1st January, 2005

Cover                           EUR 7,500,000 any one loss, any one year

EMPLOYERS LIABILITY

Insurer:                        Zurich Commercial

Policy No:                      60006909

Renewal Date:                   31st March, 2005

Cover 25,000,000 (British Sterling) per claim or series of claims arising from any occurrence inclusive of legal costs

The policies are subject to insurers' standard terms, conditions and exceptions. This letter is issued for information purposes only and confers no rights to the holder and imposes no liability on the insurers.

The insurers assume no responsibility to the holder of this letter to provide any notice of any material change or cancellation of the policy.

Yours faithfully

/s/ H. Millward

H. MILLWARD (MISS)
CLIENT SERVICE EXECUTIVE

                                                                         ANNEX 9

          QUALITY ASSURANCE/COMPLIANCE AGREEMENT FOR THE MANUFACTURE OF
            ZILEUTON BY RHODIA PHARMA SOLUTIONS ON BEHALF OF CRITICAL
                                  THERAPEUTICS

                                                        Version No: October 2004

CIRCULATION:

RPS Operational Quality, Dudley (Original)
RPS Operational Quality, Annan

CTI (C Varanelli)

VALID FROM DATE:

Date of last signature on page 2

REVIEW DATE:

Periodically but not more than 3 years from date of last signature

Written by:  /s/ K. Thomson            Date:  28th October 04
             --------------
             K Thomson (Product Manager, RPS)

Approved by: /s/ I. Lisle              Date:  28th October 2004
             ------------
             I Lisle (Head of Quality, RPS)

Approved by: /s/ Carole Varanelli      Date:  29 October 2004
             --------------------
             C Varanelli (Sr. Director QA, CTI)

                                    CONTENTS

1.    INTRODUCTION AND SCOPE                                    P(4)

2.    DEFINITIONS                                               P(6)

3.    GENERAL COMMITMENTS                                       P(7)

4.    AUDIT PROGRAMME                                           P(8)

5.    ANALYTICAL AND BATCH RELEASE ACTIVITIES                   P(9)

6.    DOCUMENT PROVISION AND REVIEW REQUIREMENTS               P(11)

7.    CHANGE CONTROL REQUIREMENTS                              P(12)

8.    DEVIATIONS AND OUT-OF-SPECIFICATION INVESTIGATIONS       P(13)

9.    COMPLAINTS AND RECALLS                                   P(14)

10.   STABILITY PROGRAMME                                      P(14)

11.   REGULATORY ISSUES                                        P(15)

12.   ANNUAL PRODUCT QUALITY REVIEW                            P(16)

ANNEX A - SPECIFICATIONS                                       P(17)

ANNEX B - RESPONSIBLE PERSONS / CONTACTS                       P(26)

1.    Introduction and Scope

Zileuton is an API manufactured by Rhodia Pharma Solutions Ltd (RPS) at the following UK sites:

Rhodia Pharma Solutions, Annan
Three Trees Road
Newbie
Annan
Dumfriesshire
DG12 5QH

Rhodia Pharma Solutions, Dudley
Dudley
Cramlington
Northumberland
NE23 7QG

These sites are hereinafter referred to as RPS, Annan and RPS, Dudley respectively.

Zileuton API is made exclusively on behalf of Critical Therapeutics Inc. (hereinafter referred to as CTI) who are based at the following US address:

60 Westview Street
Lexington, MA  02421

Zileuton API is manufactured at RPS from [**], with all downstream manufacturing being to full cGMP standards. The API can be milled by RPS, Annan or RPS, Dudley or externally, by RPS's subcontractors [**]

[**] also conduct the following activities:

[**]

After [**] packages the API, [**]

The material is despatched to SkyePharma (hereinafter SP) or Patheon for onward formulation at the following addresses:

SkyePharma Production SAS
ZA de Chesnes Ouest
55 rue du Montmurier
BP45

38291 St-Quentin-Fallavier cedex

Patheon Pharmaceuticals Inc.
2110 East Galbraith Road
Cincinnati
OH 45215
USA

[**]

This Quality Assurance Agreement is between Rhodia Pharma Solutions and Critical Therapeutics. It defines the quality assurance and quality compliance obligations and responsibilities of RPS and CTI that relate to the manufacture and supply of Zileuton API for clinical and/or commercial use. The agreement is structured to ensure that all pertinent quality issues are clearly identified and that responsibilities for the management of these issues are unequivocally defined. It should be noted that commercial issues (including supply, liability and confidentiality) are governed separately. The agreement does not apply to the manufacture of material for non-clinical development purposes. Specific quality assurance / compliance requirements relating to such material will be agreed separately as necessary.

This agreement will come into effect on the "Valid From Date" (see pages 1 and 2) and will be subject to review periodically or after a maximum of 3 years from this date. Amendments may be made at any time with the agreement of all signatories but, with the exception of the API specification (see Annex A), require the reapproval of this document.

2.    Definitions

2.1 "cGMP" - current good manufacturing practice and standards as interpreted by ICH Harmonised Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients (ICH Q7A) and relevant FDA and EMEA guidance documents that relate directly to API manufacture.

2.2   "API" - active pharmaceutical ingredient as defined by ICH Q7a.

2.3   "CR" - controlled release

2.4   "IR" - immediate release

2.5 "Key raw data" - with respect to analytical data, this term means sample chromatograms, spectra, x-ray diffractograms and particle size distribution graphs.

2.6 "Reworking" - upgrading of API that does not conform to standards or specifications using a process which is not part of the established manufacturing process.

2.7 "Reprocessing" - upgrading of API that does not conform to standards or specifications using a process which is part of the established manufacturing process (e.g. by repeating a crystallisation step).

2.8   "USP" - the United States Pharmacopeia

3.    General Commitments

3.1 It is the responsibility of RPS to ensure that the manufacture, analysis, packaging, labelling, storage and despatch of Zileuton API that falls within its scope (see Section 1 and separate commercial contract) is fully in compliance with cGMP as defined in Section 2. This responsibility extends to all activities at RPS Annan and Dudley and also to its chosen subcontractors. It should be noted that the approach to compliance for clinical trial material may reflect section 19 of ICH Q7a.

3.2 RPS commit to ensuring ongoing compliance with API specifications agreed between CTI and RPS (including packaging, labelling and release specifications). RPS will inform CTI of any significant non-compliance or intended changes as per Sections 7 and 8. Note that different specifications may apply to the API depending on the formulation (e.g. immediate release and controlled release formulations). Current specifications are set out in Annex A. Annex A may be updated (with modified or additional specifications) following approval of the changes by CTI and RPS, without the need for updating the main body of this agreement.

3.3 RPS commit to ensuring ongoing compliance with the agreed specifications for critical in-process testing and for critical raw materials. RPS will inform CTI of any significant non-compliance or intended changes as per Sections 7 and 8.

3.4 RPS will manufacture Zileuton API only at those premises agreed by RPS and CTI (as specified in Section 1). RPS will not outsource / subcontract any GMP activities that are related to Zileuton API (other than those already specified in this document) without the prior written agreement of CTI. RPS shall also ensure that its own subcontractors meet the appropriate standards of cGMP. To this end RPS will periodically audit its subcontractors and will implement specific formal quality agreements to define these responsibilities (as required by ICH Q7a part
      16). RPS will provide copies of (or copies of the relevant sections of) these agreements and any subcontrator audits that specifically relate to Zileuton.

3.5 RPS shall not use facilities to manufacture Zileuton API that have previously been used for hazardous or sensitising material without the prior agreement of CTI. Such materials shall include but are not limited to penicillins, cephalosporins, pesticides, herbicides, rodenticides and material of high pharmacological activity or toxicity such as steroids or cytotoxic anti-cancer agents.

3.6 RPS shall not use any person debarred, disqualified or restricted by the US FDA for any activity associated with the manufacture or supply of [**].

3.7   CTI and RPS will all comply with the content of this quality agreement.

4.    Audit Programme

4.1 CTI has responsibility to evaluate RPS to ensure compliance with the general commitments set out in Section 3.1. RPS will support CTI in any reasonable requests for such evaluation and will endeavour to implement any reasonable changes to the extent that it is not in compliance with such requirements. To this end, CTI shall have the right to perform a formal audit of processes and procedures that relate to Zileuton API (including having access to relevant personnel and facilities) on a yearly frequency with an additional right to attend upon prior notice if there has been a serious problem with quality. The audit may include a review of regulatory compliance, GMP compliance (as defined in ICH Q7a and appropriate guidelines) and compliance with this Agreement. These rights are entirely separate from both parties' commitment to regular project and technical meetings. In addition, CTI may, with prior agreement, attend relevant RPS sites for the purpose of reviewing Zileuton-specific documents.

4.2 In the event of serious quality issues relating to zileuton and one (or more) of RPS's subcontractors, CTI may request that RPS audit the subcontractor. RPS will support any reasonable requests from CTI for such an audit and will also support CTI being present during an audit of this nature.

5.    Analytical, Batch Release and Despatch Activities

5.1   RPS is responsible for testing and release of all raw materials.

5.2   RPS are responsible for in-process testing.

5.3 RPS are responsible for testing and releasing the API (Zileuton) following full review of the batch record (see also Section 5.5 for CTI's involvement with batch release). The batch record review will cover the batch production records for RPS [**], review of analytical data and review of any changes, deviations and out-of-specification investigations. RPS shall ensure that any API that is released for onward formulation conforms to the principles of cGMP and to the approved specifications. However, RPS must also abide by the requirements for document provision and review, change control and deviation notification as specified below (see Sections 6, 7 and 8). In addition, RPS must supply CTI with the following certification for each batch of API that it releases:

      - A certificate of analysis (CoA) complying with ICH Q7a section 11.4 that provides all analytical data for which RPS are responsible. This certificate will specifically reflect either the full set of tests/specifications for the IR material or the full set of tests/specifications for the CR material (see Annex A) (unless both sets of results are required). CTI will inform RPS in advance of the intended formulation (IR or CR) to ensure correct testing and Cof A are provided (see Annex A).

      - A certificate of conformity that confirms that the batch in question was manufactured to cGMP standards and that the batch record has been reviewed and the batch released by RPS quality department. In addition, this certificate shall specify any deviations, changes or out-of-specification investigations relating to the batch that required prior notification to CTI (see Sections 7 and 8 below).

      -     A record of the tamper-evident seal numbers (see also section 5.7).

5.4 RPS will provide a copy of the batch record to CTI for each of the NDA batches made at RPS, for the first [**] commercial lots and thereafter as requested. These batch records will include (1) RPS's official raw material release reports including, [**], RPS's key raw data (2) key raw data for all in-process and release testing (3) batch record from [**] including key analytical raw data and (4) all major and minor deviations and investigations. CTI will review these executed batch records and send any comments to Rhodia prior to the release of the NDA batches, the first [**] commercial batches from each manufacturing site and thereafter as requested by CTI. In addition, Rhodia will provide CTI with an example Certificate of Analysis for each raw material from each of RPS's vendors. These will be from actual lots used for zileuton manufacture. New certificates will be sent whenever Rhodia use a different supplier (see also under 7.1).

5.5 RPS are responsible for ensuring that all of the API release methods are qualified / validated to an appropriate level as required by cGMP. Some of the methods are compendial and hence do not require full validation. RPS are also responsible for conducting a formal transfer of these methods to SP and Patheon(or to their chosen subcontractor(s)). It should be noted that those methods carried out by [**] (i.e. particle size/surface area and microbiological testing respectively) remain the responsibility of RPS and, to this end, RPS will review and approve the [**] validation protocols and reports for these methods and will oversee the method transfers to SP and Patheon. RPS will provide SP, Patheon and CTI with copies of the method validation protocols and reports for review / comment and will also provide CTI with the key raw data from the validation and transfer programmes.

5.6 RPS are responsible for characterising and providing the primary API reference standard(s) for method validation purposes (except where these are sourced from the USP).

5.7 RPS will ensure that each keg is sealed with a uniquely-numbered tamper-evident seal.

6.    Document Provision and Review Requirements (including Process Validation)

6.1 CTI and RPS are jointly responsible for approving the specifications of the API (see Annex 1 for the current versions) and the packaging and labelling specifications.

6.2 RPS will generate detailed process documentation covering the process at both Dudley and Annan. These "baseline" documents will define the process, plant, in-process specifications, critical parameters, the API specification and methods, packaging specification, sampling requirements and storage conditions. RPS shall also ensure that corresponding baseline documents covering [**] activities are prepared by [**] respectively. RPS will formally review and approve the [**] documents prior to the first milling of API for human use. RPS shall provide to CTI a copy of both sets of baseline documents for review and approval and to faciliate compilation of regulatory dossiers. This will be done prior to manufacture of any API for human use so that the documents reflect the intent for ongoing commerical supply (i.e. prior to the initial NDA batches). Updated copies of the relevant baseline documents will be sent to CTI (as appropriate) for review in the following circumstances:

      - whenever a change is made to the basic synthetic route, to the site of manufacture (e.g. prior to manufacture and validation on moving from Dudley to Annan) or to the API specification

      - whenever an API analytical method is replaced Thereafter CTI will review and approve changes as detailed in Section 7. RPS will provide copies of other master documents relating to the manufacture and testing of the API to CTI at CTI's request.

6.3 RPS will provide copies of all process validation protocols and reports to CTI. CTI will approve the initial protocols and reports associated with each facility (Dudley and Annan) and thereafter will approve any protocols and reports associated with major changes.

7.    Change Control Requirements

7.1 RPS shall notify CTI of all major changes to the process, equipment, facilities, analytical methods, specifications or materials that affect Zileuton API. These changes will then be approved by CTI prior to implementation by RPS. For the purposes of this document, a major change is defined as any change that has a substantial potential to have an adverse effect on the identity, strength, quality, purity or potency of the product or which necessitates revalidation work or which affects any regulatory submissions in such a way as to require prior notification to the regulatory body (e.g. requires a minimum of a CBE in the US). The following categories of change require prior notification to and authorisation by CTI:

      - Any change to the basic synthetic route (e.g. use of different reagents)

      - Any change to a critical process parameter outside the previously accepted critical range

      -     Any change from one facility to another (even if on the same site)

      - Major equipment changes affecting the API process from the final solution onwards

      - Major equipment changes affecting registration prior to the final API solution

      -     Use of recycled solvents

      -     Changes to the specifications of the API

      - Changes to the specifications associated with critical in-process tests or critical raw materials

      - Changes to API analytical methods that require some revalidation or requalification of the method and/or which affect either registrations or SP analytical methodology

      - Changes to in-process and critical raw material analytical methods that require some revalidation or requalification of the method and which affect registrations

      -     Proposed use of out-of-specification raw materials.

      -     Changes to suppliers of critical raw materials

      -     Change of packaging or labelling

      - Intent to outsource a GMP activity related to manufacture of Zileuton API that was previously performed in-house (or vice versa)

      -     Change of company name

      - Change in the use of the Zileuton API facilities to include hazardous or sensitising materials (see Section 3.6)

      -     Reprocessing or reworking of a batch of Zileuton API (see Section
            8.2)

      -     Change to the retest date of the API (see Section 10.1)

      - Change of contractors for following tests : Surface Area - Particle Size Distribution -Microbio

7.2 RPS shall provide CTI at the time of implementation with a copy of any minor changes that impact on the regulatory submission(s). RPS shall also provide CTI with a summary of all changes affecting the Zileuton regulatory documentation once per annum one month prior to the annual report date (see Section 12).

7.3 Minor changes to the manufacturing documentation (i.e. those changes which have no impact on quality or regulatory submissions) will not be notified to CTI but will be available for audit.

8.    Deviations and Out-of-Specification Investigations

8.1 RPS shall notify CTI of any major deviations that occur during the manufacture, sampling, analysis, packaging, labelling, storage or despatch of Zileuton API (including its registered intermediate stages) that are the responsibility of RPS or any of its agreed subcontractors. This notification shall occur prior to batch release. CTI will review and approve the deviations and agree with RPS their impact on the release of the API. Major deviations are those that could directly have a deleterious impact on the quality (e.g. deviation from a critical parameter range or critical in-process control) or are a significant breach of a regulatory dossier commitment or represent a significant loss of control or breach of GMP principles. All such deviations will also be recorded on the certificate of compliance (see Section 5.3).

8.2 RPS shall notify CTI within three working days of any batches of API that fail to comply with the agreed specifications. Any such batches will not be despatched.

      RPS are responsible for investigating the out-of-specification result unless the investigation shows that the cause is directly related to either the data provided by or requests made by CTI. CTI will approve the disposition of all batches that are impacted by confirmed out-of-specification results. RPS shall ensure that no reworking or reprocessing is carried out without the prior agreement of CTI. Any batches that have been reworked or reprocessed will be notified prior to, or at the time of, despatch.

9.    Complaints and Recalls

9.1 RPS commit to resolving all reasonable complaints made by CTI that relate to the manufacture of Zileuton API. RPS shall endeavour, wherever practicable, to resolve the complaint and issue a final response within 28 working days.

9.2 RPS shall inform CTI within one working day of any quality issues that it finds that have the potential to lead to a recall of any Zileuton. Notification in writing shall occur within two working days. RPS shall also provide reasonable and prompt assistance to investigate any recall relating to Zileuton manufactured by RPS. The co-ordination and management of any such recall will be the responsibility of CTI.

10.   Stability Programme

10.1 The formal API stability programme is the responsibility of RPS. RPS will provide CTI with the key raw data from this programme as it applies to the NDA batches and first [**] commercial/validation batches and therafter as required to enable compilation of ongoing regulatory submissions (see also
      Section 12). RPS will also provide CTI with other raw data as required and requested from the stability programmes. CTI will approve the initial stability protocols covering the NDA batches and [**] commercial batches. RPS will thereafter place [**] on stability each year (unless either no batches are manufactured or more are required and agreed as a result of, for example, process changes). RPS will inform CTI of any proposed changes to this intent and of any proposed changes to the testing regime. CTI will review and approve any such changes. Any changes to the approved retest date of the API that may be justified as a result of the stability programme will not be implemented without the prior approval of RPS and CTI.

11.   Regulatory Issues

11.1 RPS commit to ensuring ongoing compliance with relevant regulatory submissions and to informing CTI of any significant non-compliance (see also the Sections 7 and 8). CTI commit to providing up-to-date copies of all sections of regulatory documents with which Rhodia must comply. CTI also commits to ensuring that compliance with regulatory documents is facilitated as far as is possible by, for example, ensuring that they are not contradictory, that they allow for reasonable batch by batch variability and that they are consistent with the baseline documentation supplied by Rhodia to CTI prior to submission (see also Section 6).

11.2 RPS shall inform CTI of any cGMP-based inspection (or intended inspection) by a Regulatory Agency which may directly impact on the manufacture of Zileuton API. Appropriate CTI employees or representatives will be able to attend any inspection that is specific to Zileuton. RPS shall also provide a copy of those parts of the inspection reports that directly impact Zileuton.

11.3 CTI is responsible for maintaining the regulatory dossiers in compliance with changes handled in accordance with Section 7.

12.   Annual Product Quality Review

12.1 RPS is responsible for conducting a product quality review on an annual basis. This review shall comply with section 2.50 of ICH Q7a and a copy shall be provided to CTI one month prior to the annual report due date. This review shall list all of the changes made during the year that impact on regulatory submissions and also summarise the stability data generated during the year in question. Additional review(s) will be undertaken if necessary to comply with cGMP.

                          ANNEX A - API SPECIFICATIONS

1. API specification relevant for use in the immediate release (IR) formulation - version 1

2. API specification relevant for use in the controlled release (CR) formulation - version 1

Note

This page (and associated specifications) may be updated if the API specifications are changed and reapproved

1. API SPECIFICATION RELEVANT FOR USE IN THE IMMEDIATE RELEASE (IR) FORMULATION
- VERSION 1

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

Approved by:  _____________________________
    Date: ___________________
          (Rhodia Pharma Solutions)

Approved by:  _____________________________
    Date: ___________________
          (Critical Therapeutics)

Specification Revision History

                                              ALTERATIONS, ADDITIONS,
  DATE             VERSION NUMBER                    OMISSIONS
---------          --------------             ----------------------
JUNE 2004            VERSION 1                      FIRST ISSUE


2. API SPECIFICATION RELEVANT FOR USE IN THE CONTROLLED RELEASE (CR) FORMULATION
- VERSION 1

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

Approved by:  _____________________________
     Date:___________________
          (Rhodia Pharma Solutions)

Approved by:  _____________________________
     Date:___________________
          (Critical Therapeutics)

Specification Revision History

                                            ALTERATIONS, ADDITIONS,
   DATE          VERSION NUMBER                   OMISSIONS
---------        --------------             ----------------------
JUNE 2004           VERSION 1                    FIRST ISSUE


                    ANNEX B - RESPONSIBLE PERSONS / CONTACTS

CRITICAL THERAPEUTICS

PERSON / RESPONSIBILITY      TELEPHONE NUMBER       FAX NUMBER
-----------------------      ----------------       ------------
QA

Carole Varanelli               781-402-5763         781-402-5728
Melody Hebert                  781-402-6207         781-402-5728
QC
Melody Hebert                  781-402-6207         781-402-5728
Roland Huang                   781-402-5726         781-402-5728

Technical
Carole Varanelli               781-402-5763         781-402-5728
Melody Hebert                  781-402-6207         781-402-5728
Commercial
Steve Basiliere                781-402-5770         781-402-5729

RHODIA PHARMA SOLUTIONS

PERSON / RESPONSIBILITY        TELEPHONE NUMBER          FAX NUMBER
-----------------------        ----------------        ---------------
QA
Ian Lisle                      +44 191 2500471         +44 191 2504054
QC
Joe Tennant                    +44 1461 207336         +44 1461 207296
Alan Crosby                    +44 191 2500471         +44 191 2504052
Technical
Christophe Rochin              +44 1461 207231         +44 1461 207430
Commercial
Kim Thomson                    +44 191 2504146         +44 191 2501154

                                    Annex 10

                                Validation Report

                              [document to follow]

                                                                        ANNEX 11

[RHODIA LOGO]

PHARMA SOLUTIONS

                                  CONFIDENTIAL
                                    PROPOSAL

                             VALIDATION OF ZILEUTON

                            Proposal ANNSEN22032004A

                      (Supercedes Proposal ANNMTH25112003)

                                  PREPARED FOR:

                               PAUL D. RUBIN, M.D.
                       CHIEF EXECUTIVE OFFICER & PRESIDENT
                              CRITICAL THERAPEUTICS
                        675 MASSACHUSETTS AVE. 14TH FLOOR
                               CAMBRIDGE, MA 02139

                                    23/03/04

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

                                    CONTENTS

1.  EXECUTIVE SUMMARY.......................................................   3

2.  PROPOSAL................................................................   4

3.  ESTIMATED PRICE/KEY ASSUMPTIONS.........................................   8

4.  SCOPE OF WORK/DELIVERABLES..............................................  13

5.  TIMELINE................................................................  14

6.  COMMUNICATION...........................................................  14

7.  TERMINATION.............................................................  14

8.  CONTACT.................................................................  15

9.  ACCEPTANCE..............................................................  15

                                    Proposal                       Page 2 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

                              1. EXECUTIVE SUMMARY

Critical Therapeutics has agreed to purchase Zileuton CR and Zileuton IR from Abbott Pharmaceuticals. Zileuton is on the market for the treatment of Asthma. Critical Therapeutics has asked Rhodia Pharma Solutions to review Abbott's process and provide a proposal through validation and commercial manufacture of Zileuton.

Rhodia Pharma Solutions has considered the above requests and is pleased to offer the following proposal based on the technical data provided by both Critical Therapeutics and Abbott Pharmaceuticals. A timeline for the activities described is provided for discussions between Rhodia Pharma Solutions and Critical Therapeutics.

Based on the processing details provided, Rhodia Pharma Solutions feels we can reach Critical's target at the [**] tonne scale of approximately $[**]/kilogram.

The price is estimated to be $[**] to provide material for formulation development and to register Annan as the site of manufacture and validate the process in A1. This price would be on a time and materials basis.

PHASE 1

Technical Transfer / Familiarisation Phase       $ [**]
Manufacture of [**] batches Dudley Pilot Plant   $ [**]
Dudley Validation                                $ [**]

PHASE 2
Cost for Analytical Validation and TT            $ [**]

PHASE 3
Annan Validation                                 $ [**]
Stability Studies                                $ [**]
                                                 ------
TOTAL                                            $ [**]
                                                 ------

                                    Proposal                       Page 3 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

                                   2. PROPOSAL

The process used to prepare Zileuton is shown below:

                                      [**]

                FIG. 1 PROPOSED PILOT PLANT SYNTHESIS OF ZILEUTON

Phase 1: Familiarisation Phase & Manufacture at Dudley

      a)    Familiarisation

Abbott developed and scaled up this process in-house before licensing the process to Critical. As part of transferring the process, Rhodia Pharma Solutions would carry out laboratory and analytical familiarization.

Rhodia Pharma Solutions has identified raw material suppliers. Currently, a Japanese supplier is holding enough 2ABT for the manufacture of [**]kg of Zileuton. Further material is on a [**] lead-time. Methyl carbamate is on a [**] lead-time.

      b)    Manufacture of up to [**] kg non-GMP

The initial hazard evaluation work carried out by Rhodia Pharma Solutions has uncovered a significant safety hazard with the Abbott process. The formation of hydroxuyurea has been found to be unstable at the reaction temperature. In light of this there are some additional safety precautions required to fit the 300 gallon stream located at Rhodia Pharma Solution's Dudley, England, facility. This site is not the long-term home for Zileuton but provides comparatively rapid entry. The hazard evaluation study has provided the basis for the engineering design to support both the Dudley pilot plant and the A1 commercial long-term home at Annan.

Some pilot plant refit work will be required in order to safely handle the hydroxylamine. (This is related to ensuring that no metal components have the potential to come into contact with hydroxylamine).

After completion of the lab familiarisation, up to [**] batches will be run to yield approx [**]kg of Zileuton. This material will support the formulation development work required on either CR or IR formulation. The material will be milled by Micron Technologies to an agreed particle size specification.

Details of the initial campaign are summarized below.

                                    Proposal                       Page 4 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

TABLE 1. DETAILS FOR [**]KG NON-GMP CAMPAIGN.

                                       TOTAL
         EQUIPMENT   SIZE NUMBER OF  PROCESSING
STAGE  (UK GALLONS)    BATCHES          DAYS
-----  ------------  --------------  ----------
  1        [**]          [**]           [**]
TOTAL                                   [**]

Skye Pharma would use the material for tabletting development work for both IR and CR programmes.

      c)    Validation

In order to support the IR programme timelines, it is proposed that a validation campaign be carried out at Dudley. This will also provide Critical Therapeutics with security of supply, as Zileuton will in due course be manufactured at either RPS UK facility.

A [**]-batch campaign is planned including [**] validation batches. The [**] validation lots would be put on stability (6 months at 40 degrees C/75%RH, 24 months at 25 degrees C/60%RH).

The material would be used for sNDA stability for the IR submission and for tabletting by Skye Pharma for IND bioequivalence work, as well as by Skye Pharma for scale-up work in Lyon.

TABLE 2. DETAILS FOR [**]KG VALIDATION CAMPAIGN.

                                       TOTAL
         EQUIPMENT   SIZE NUMBER OF  PROCESSING
STAGE  (UK GALLONS)    BATCHES          DAYS
-----  ------------  --------------  ----------
  1        [**]          [**]           [**]
TOTAL                                   [**]

                                    Proposal                       Page 5 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

Phase 2: Analytical Validation

In order to support the IR programme, the timeline for analytical method validation has been compressed. In addition full analytical method validation is now planned to satisfy FDA requirements. Hence the methods for raw materials, IPC and API will be formally validated prior to the validation campaign in A1 at Annan and the stability programme being initiated. The API methods would be transferred to Skye Pharma under the same protocol.

Overall, validation of the methods will require the synthesis and characterisation of approximately sixteen reference standards. It is assumed that the remaining will be purchased from USP or suppliers. The characterization of these impurities is also required in order to develop new analytical methods where necessary.

Phase 3: Validation batches

The Annan site is especially equipped to handle API manufacture at scale. The process presents a good fit for the A1 plant which is suitable for the manufacture of up to [**] Mt of Zileuton.

After completion of Phase 1 & Phase 2, [**] batches, including [**] validation batches, will be run to target a yield [**] kg of Zileuton. A [**]kg batch size will be targeted. The [**] validation lots would be put on stability (6 months at 40 degrees C/75%RH, 24 months at 25 degrees C/60%RH). The data from the Annan validation campaign will be included in both the IR and CR submissions.

Some plant refit work will be required in order to safely handle the hydroxylamine and the subsequent hydroxyurea reaction. This will provide a purpose made facility for the long-term manufacture of Zileuton.

Details of the validation campaign are summarized below.

TABLE 1.  DETAILS FOR VALIDATION CAMPAIGN.

                                       TOTAL
         EQUIPMENT   SIZE NUMBER OF  PROCESSING
STAGE  (UK GALLONS)    BATCHES          DAYS
-----  ------------  --------------  ----------
  1        [**]          [**]          [**]
TOTAL                                  [**]

                                    Proposal                       Page 6 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

The material would be used for NDA stability for both the IR and CR programmes, as well as providing commercial IR material.

                                    Proposal                       Page 7 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

                       3. ESTIMATED PRICE/KEY ASSUMPTIONS

                         PHASE 1: FAMILIARISATION PHASE

                       CALENDAR  RESOURCE            ESTIMATED
    ACTIVITY             TIME     DAYS     RESOURCE   PRICE ($)
    --------           --------  --------  --------  ----------
 Lab Familiarisation      [**]    [**]       [**]       [**]

  Analytical Support      [**]    [**]       [**]       [**]

  Hazards Evaluation      [**]    [**]       [**]       [**]

Materials and Columns                                   [**]

   ESTIMATED TOTAL        [**]                         $[**]

                                    Proposal                       Page 8 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

                        PHASE 1: [**]KG NON-GMP CAMPAIGN

                        CALENDAR  RESOURCE            ESTIMATED
       ACTIVITY           TIME     DAYS     RESOURCE   PRICE ($)
       --------         --------  --------  --------  ----------

Pilot Plant Processing
 (Including cleaning)     [**]     [**]       [**]         [**]

  Pilot Plant Safety
        Trials            [**]     [**]                    [**]

    Safety Studies        [**]     [**]       [**]         [**]

  Chemist Support on
     Pilot Plant          [**]     [**]       [**]         [**]

   Analytical / QA
Support on Pilot Plant    [**]     [**]       [**]         [**]

    Documentation         [**]     [**]       [**]         [**]

    Materials and
       Supplies                                            [**]

 Hydroxylamine Refit      [**]                             [**]

       Milling            [**]               Micron        [**]
                                             Mills
   ESTIMATED TOTAL                                        $[**]

                                    Proposal                       Page 9 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

                      PHASE 1B: [**] KG VALIDATION CAMPAIGN

                        CALENDAR  RESOURCE            ESTIMATED
       ACTIVITY           TIME      DAYS    RESOURCE   PRICE ($)
       --------         --------  --------  --------  ----------
Pilot Plant Processing
  (Including cleaning)    [**]     [**]        [**]       [**]

  Chemist Support on
      Pilot Plant         [**]     [**]        [**]       [**]

     Analytical/QA
Support on Pilot Plant    [**]     [**]        [**]       [**]

     Materials and
       Supplies                                           [**]

        Milling           [**]                Micron      [**]
                                              Mills
    ESTIMATED TOTAL                                      $[**]

                         PHASE 2: ANALYTICAL VALIDATION

                        CALENDAR  RESOURCE            ESTIMATED
       ACTIVITY           TIME      DAYS    RESOURCE   PRICE ($)
       --------         --------  --------  --------  ----------
  Analytical method
  validation & tech
       transfer           [**]      [**]        [**]       [**]

   Synthesis of 16
 reference substances     [**]      [**]        [**]       [**]

      Analytical
characterization of 16
 reference substances     [**]      [**]        [**]       [**]

   Purchased of 14
 reference substances                                      [**]

   Estimated total                                       $ [**]

                                    Proposal                      Page 10 of 24

[RHODIA LOGO]                                                      CONFIDENTIAL

PHARMA SOLUTIONS

                      PHASE 3: VALIDATION CAMPAIGN A1 ANNAN

                        CALENDER  RESOURCE            ESTIMATED
       ACTIVITY           TIME      DAYS     RESOURCE  PRICE ($)
       --------         --------  --------  --------  ----------
      Processing
 (Including cleaning)    [**]       [**]       [**]        [**]

  Chemist Support on
     Pilot Plant         [**]       [**]       [**]        [**]

   Analytical / QA
Support on Pilot Plant   [**]       [**]       [**]        [**]

  cGMP Documentation     [**]       [**]       [**]        [**]

    Materials and
       Supplies          [**]                              [**]

 Plant Modifications     [**]                              [**]

   ESTIMATED TOTAL                                        $[**]

                           PHASE 3: STABILITY STUDIES

       PROTOCOL           PULLS IN MONTHS  TOTAL DAYS  TOTAL PRICE $
       --------           ---------------  ----------  -------------
[**] batches accelerated      [**]            [**]         [**]

[**] batches long term        [**]            [**]         [**]

Program set-up                                [**]         [**]

ESTIMATED TOTAL               [**]                        $[**]

                                    Proposal                      Page 11 of 24

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                                 KEY ASSUMPTIONS

- Analytical methods have been supplied during the technical transfer; the price includes the formal validation of the methods.

      Assumed as:

            6 off HPLC methods
            3 off GC for residual solvents
            1 off XRD ( methodology undefined at present )

      Not included:

            Microbiological testing, to be defined and outsourced. Surface area and particle size will be subcontracted to Micron.

- Stability indicating analytical methods are the same as the API release methods.

- Stability methods are applied to [**] qualification batches out of Dudley and [**] validation batches out of Annan. Both accelerated and real time programs will be run in parallel up to [**].

- Milling has been included for the initial Dudley campaign and will be subcontracted to Micron Technologies. Prices for milling latter campaigns and validation costs are yet to be defined. The milling will be taken in-house at suitable volume.

- An estimate of price is given assuming suitable reference standards (fourteen) can be purchased commercially. Rhodia Pharma Solutions will manufacture the remaining sixteen standards.

-     The 2ABT is on a [**] lead-time.

Chemist, analyst and QA time will be billed at the rate of $[**] per day. Chemicals, services and supplies will be billed at cost plus [**]%. Pilot Plant time will be billed at $[**] per day.

The actual charges for Critical Therapeutics account will be invoiced monthly, with payment due net 30 days from invoice date.

                             Proposal                              Page 12 of 24

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                          4.SCOPE OF WORK/DELIVERABLES

RHODIA PHARMA SOLUTIONS WILL:

- Perform tech transfer, laboratory evaluation and familiarisation experiments on the process.

- Synthesise and characterise sixteen reference standards targeting 1-10 grams of each with a minimum purity of 95%. Analyse the standards by HPLC, IR, NMR and MS.

- Validate the analytical methods and for the API, carry out technology transfer to Skye Pharma.

- Prepare approximately [**] kg of Zileuton non-cGMP conditions in the Pilot Plant at its Dudley, England facility.

- Validate the Zileuton process during a [**]kg campaign in the Pilot Plant at its Dudley, England facility.

- Validate the Zileuton process during the same [**]kg campaign in the A1 Plant at its Annan, Scotland facility

- Provide written status reports on a monthly basis with teleconferences and/or meetings to be organised as agreed appropriate.

-     Provide copies of master batch records used in the pilot plant.

- Provide written reports summarising all phases of the work undertaken on the project.

- After completion of the registration campaign, carry out stability programmes and provide a report.

-     Provide a hazard evaluation report.

CRITICAL THERAPEUTICS WILL:

- Agree to a final product release specification prior to scale-up activities.

-     Provide any relevant health, safety, and environmental information.

-     Provide any hazard information pertaining to the process.

- Provide any samples that are available to assist Rhodia Pharma Solutions in polymorph determinations and analytical support.

- Provide batch records / development reports for the process and arrange for technical discussion / transfer with Abbott / SkyePharma.

                             Proposal                              Page 13 of 24

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                                   5.TIMELINE

Upon acceptance by Critical Therapeutics of this proposal, work could begin immediately at Rhodia Pharma Solutions. The initial Dudley non-GMP material would be delivered in parts, the first part delivered to Skye by [**]. The Dudley validation campaign will be complete by [**] and the Annan validation complete by [**].

                                6. COMMUNICATION

A Rhodia Pharma Solutions technical project manager will be appointed to handle technology transfer and technical interface issues for the project. The Rhodia Pharma Solutions product manager will coordinate all timeline and financial aspects of the project with Critical Therapeutics and will be available for discussions as required.

                                 7. TERMINATION

Either party shall be entitled to terminate this agreement before the project has been completed by giving to the other party 90 days prior written notice of termination.

Termination shall be effective on the expiration of the applicable notice period (the Effective Termination Date).

All work performed by RPS prior to the Effective Termination Date of the project shall be paid for by Critical Therapeutics at the estimated cost provided herein prorated for the work performed to the Effective Termination Date. Any raw material/capital expenses incurred and/ or committed by RPS prior to the Effective Termination Date, or any expenditure required by RPS to return the unit to its original condition prior to commencement of the capital project shall be paid by Critical Therapeutics. RPS will seek to minimize all costs associated with the reason for termination and will provide justification of the expenditure to Critical Therapeutics.

                             Proposal                              Page 14 of 24

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                                    8.CONTACT

For additional information or questions, please contact:

     Kim Thomson
     Product Manager
     Rhodia Pharma Solutions
     Dudley
     Northumberland
     England

     Phone: 00-44-191-250-4146
     Email: kim.thomson@eu.rhodia.com

                                  9. ACCEPTANCE

Please indicate Critical Therapeutics acceptance of this proposal by returning a signed copy or a purchase order, referencing Proposal. This proposal is valid for 30 days.

CRITICAL THERAPEUTICS

By: /s/ Paul Rubin                            Date: March 23, 2004
    -----------------------------------

Name: Paul Rubin, CEO

                             Proposal                              Page 15 of 24

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                                    APPENDIX

     ABBOTT NUMBER  CHEMICAL NAME   STRUCTURE   CAS NUMBER
     -------------  -------------   ---------   ----------
1.        [**]          [**]          [**]         [**]
2.        [**]          [**]          [**]         [**]
3.        [**]          [**]          [**]         [**]
4.        [**]          [**]          [**]         [**]
5.        [**]          [**]          [**]         [**]
6.        [**]          [**]          [**]         [**]
7.        [**]          [**]          [**]         [**]
8.        [**]          [**]          [**]         [**]
9.        [**]          [**]          [**]         [**]
10.       [**]          [**]          [**]         [**]
11.       [**]          [**]          [**]         [**]
12.       [**]          [**]          [**]         [**]
13.       [**]          [**]          [**]         [**]
14.       [**]          [**]          [**]         [**]
15.       [**]          [**]          [**]         [**]
16.       [**]          [**]          [**]         [**]

                             Proposal                              Page 16 of 24

[RHODIA LOGO]

PHARMA SOLUTIONS

                                    TIMELINE

[**]

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                            SCOPE CHANGE NOTIFICATION

RHODIA PHARMA SOLUTIONS, DUDLEY                                PROPOSAL #
Cramlington, Northumberland,                                   Prepared for:
3 7QG, United Kingdom                                          Trevor Philips
Tel: +44 (0)191 250 4146                                       CTI
Fax: +44 (0) 191 250 4052                                      Tel:
                                                               Fax:
PRODUCT MANAGER: KIM THOMSON

NATURE OF CHANGE:                    Increased Number of Batches
PREVIOUSLY AGREED DELIVERABLE:       [**] to [**] batches
IMPACT ON DELIVERY DATE              Split Campaigns to [**]
REQUEST MADE BY:                     Kim Thomson              DATE: 24th June 04
SCOPE CHANGE ASSESSED BY:            Gordon Jamieson

                                  PRICE SUMMARY

                                CALENDAR   RESOURCE   RESOURCE   ESTIMATED
                                  TIME       DAYS                PRICE ($)
    Additional materials                                         $   [**]
 Additional Pilot Plant Days                 [**]     $  [**]    $   [**]
 Additional Chemist Support                  [**]     $  [**]    $   [**]
Additional Analytical Support                [**]     $  [**]    $   [**]
          TOTAL                                                  $   [**]

Note that price excludes milling. A separate scope change will be raised to cover additional milling requests.

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

AGREEMENT:

CUSTOMER                                              RHODIA PHARMA SOLUTIONS

Signature: /s/ Trevor Philips                         Signature: /s/ Kim Thomson
           ----------------------                                ---------------

Name:  Trevor Philips                                 Name:  Kim Thomson

                             Proposal                              Page 20 of 24

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                            SCOPE CHANGE NOTIFICATION

RHODIA PHARMA SOLUTIONS, DUDLEY                                   PROPOSAL #
Cramlington, Northumberland,                                      Prepared for:
NE23 7QG, United Kingdom                                          Trevor Philips
Tel: +44 (0)191 250 4146                                          CTI
Fax: +44 (0) 191 250 4052                                         Tel:
                                                                  Fax:
PRODUCT MANAGER: KIM THOMSON

NATURE OF CHANGE:                 Additional Stability Testing
PREVIOUSLY AGREED DELIVERABLE:    [**] Annan batches
NEW DELIVERABLE                   Now plus [**] Dudley batches
REQUEST MADE BY:                  Kim Thomson     DATE: 12th August 04
SCOPE CHANGE ASSESSED BY:         Gordon Jamieson

                                  PRICE SUMMARY

            ACTIVITY                      CALENDAR TIME   ESTIMATED PRICE ($)
            --------                      -------------   -------------------
Dudley validation ([**]) - accelerated        [**]               [**]
  Dudley validation ([**]) - long term        [**]               [**]
            ESTIMATED TOTAL                               $      [**]

AGREEMENT:

CUSTOMER                                        RHODIA PHARMA SOLUTIONS

Signature: /s/ Steve Basiliere                  Signature: /s/ Kim Thomson
           --------------------------                      ---------------------

Name:  Steve Basiliere                          Name:  Kim Thomson

This negates Scope Change of July 21, 2004 (/s/ SB, 8/12/04)

s                              Proposal                            Page 21 of 24

[RHODIA LOGO]                                                       CONFIDENTIAL

PHARMA SOLUTIONS

                            SCOPE CHANGE NOTIFICATION

RHODIA PHARMA SOLUTIONS, DUDLEY                           PROPOSAL #
Cramlington, Northumberland,                              Prepared for:
NE23 7QG, United Kingdom                                  Steve Basiliere
Tel: +44 (0)191 250 4146                                  CTI
Fax: +44 (0)191 250 4052                                  Tel:
                                                          Fax:
PRODUCT MANAGER: KIM THOMSON

NATURE OF CHANGE:                      Additional milling requests
PREVIOUSLY AGREED DELIVERABLE:         Not applicable
IMPACT ON DELIVERY DATE                Not applicable
REQUEST MADE BY:                       Kim Thomson    DATE: 28th Sept. 04
SCOPE CHANGE ASSESSED BY:              Gordon Jamieson

                                  PRICE SUMMARY

                         CALENDAR    RESOURCE               ESTIMATED
                           TIME        DAYS      RESOURCE   PRICE ($)
                         --------    --------    --------   ---------
  Analytical Support                                        $   [**]
Validation & Transfers                                      $   [**]
        Milling                                             $   [**]
         TOTAL                                              $   [**]

AGREEMENT:

CUSTOMER                                              RHODIA PHARMA SOLUTIONS

Signature: /s/ Trevor Philips                         Signature: /s/ Kim Thomson
           -------------------------                             ---------------

Name: Trevor Philips                                  Name: Kim Thomson

                               Proposal                            Page 22 of 24

ANNEX 12 - CAPITAL DESCRIPTION

In order to manufacture [**]/annum on an ongoing basis RPS estimate the following costs

[**]

ANNEX 13 - POST DELIVERY PERIOD PRICING

Equal to or less than [**]
      $[**]/kg

Greater than [**], up to less than [**]
      $[**]/kg

Equal to or greater than [**], up to less than [**]
      $[**]/kg

Equal to or greater than [**], up to less than [**]
      $[**]/kg

Equal to or greater than [**]
      $[**]/kg

Target
      $[**]/kg

ANNEX 14

ABBOTT

Global Pharmaceutical Licensing and New Business Development
Abbott Laboratories
200 Abbott Park Road
Abbott Park, Illinois 60064-6187

January 28, 2005

Kirsten A. Anderson
Chief Patent Counsel
Critical Therapeutics, Inc.
60 Westview Street
Lexington, MA 02421

Dear Ms. Anderson:

Abbott Laboratories, a corporation organized under the laws of the State of Illinois, USA, with its principal office at 100 Abbott Park Road, Abbott Park, Illinois 60064 ("Abbott") has granted Critical Therapeutics, Inc., a corporation organized under the laws of the State of Delaware, USA, with its principal office at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139 ("CTI") two licenses dated 18 December 2003 and 19 March 2004 related to the active pharmaceutical compound zileuton. Both of the license agreements included a "Covenant Not to Sue" clause which was a promise by Abbott not to assert any of its patent rights against certain defined activities of CTI.

CTI has now indicated a desire to contract with certain third parties for production of the zileuton compound and has indicated that said third parties have expressed a concern about being free to pursue such production free from liability under any Abbott patents.

Abbott, in order to facilitate CTI's operation under these two licenses and hasten the day when CTI can reach the market with products contemplated under these licenses, hereby covenants not to bring any suit for patent infringement based upon the activities involved in manufacturing the zileuton compound by any such third party for CTI in support of CTI activities under these licenses. This promise shall run concurrently with these licenses and shall expire upon the expiration or termination of the later of these two license to end. It is intended that any such third party manufacturer be a third party beneficiary of this promise. CTI is free to provide a copy of this promise to any third party manufacturer who has expressed or expresses a concern in this regard.

With kind regards,

/s/ Suzanne Lebold

Suzanne A. Lebold, Ph.D.
Divisional Vice President
Scientific Assessment and Technology Licensing
Global Pharmaceutical Licensing
D-R50A, AP34; 200 Abbott Park Road
Abbott Park, IL  60064-6187

Cc: S. Kuemmerle, B. Taylor

                                       39